As filed with the Securities and Exchange Commission on
                                 April 30, 1999

                                                      Registration Nos. 33-97984
                                                                        811-9108

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                         PRE-EFFECTIVE AMENDMENT NO. __                     [ ]


                         POST-EFFECTIVE AMENDMENT NO. 6                     [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [ ]
                                 AMENDMENT NO. 8                            [X]


                                 --------------

                             THE LIPPER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                               New York, NY 10178
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 883-6333

                                ABRAHAM BIDERMAN
                             THE LIPPER FUNDS, INC.
                                 101 Park Avenue
                               New York, NY 10178
                     (Name and Address of Agent for Service)
                                 --------------

                                   Copies to:
                                Sarah Cogan, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                               New York, NY 10017

                                 --------------


                It is proposed that this filing become effective:
                       (check appropriate box)
                |X| immediately upon filing pursuant to Paragraph (b) |_| on (date) pursuant to Paragraph (b)
                | | 60 days after filing pursuant to Paragraph (a) (1)

                |_| 75 days after filing to paragraph (a) (1)
                |_| on (date) pursuant to Paragraph (a) (2) of Rule 485

                If appropriate, check the following box:
                |_| this post-effective amendment designates a new
                    effective date for a previously filed post-effective amendment.

                                                          THE LIPPER FUNDS, INC.


                         PRIME LIPPER EUROPE EQUITY FUND

                                 PROSPECTUS AND
                             NEW ACOUNT APPLICATION


                             The Lipper Funds, Inc.
                                101 Park Avenue
                               New York, NY 10178

                                  1-800-LIPPER9

                              http://www.lipper.com
                            thelipperfunds@lipper.com


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL ACCURACY OFFENSE.


April 30, 1999

                                TABLE OF CONTENTS

                                                                                  Page

RISK/RETURN SUMMARY................................................................3
   Fund Investment Objective.......................................................3
   Principal Investment Strategies of the Fund.....................................3
   Principal Risks of Investing in the Fund........................................3
   Fees and Expenses of the Fund...................................................5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS............6
   Investment Objective............................................................6
   Other Investments...............................................................6
     Temporary Investments.........................................................7
   Risks...........................................................................7
     General.......................................................................7
     Risks of Investment in Foreign Securities.....................................7

MANAGEMENT.........................................................................8
   Compensation....................................................................8
   Executive Officers, Members of the Investment Committee and Portfolio Manager...8
   Year 2000......................................................................10

SHAREHOLDER INFORMATION...........................................................10
   Pricing of Fund Shares.........................................................10
   Minimum Purchases, Additional Investments and Account Balances.................10
   Purchasing Fund Shares.........................................................11
     Other Purchase Information...................................................12
   Redeeming Fund Shares..........................................................12
     Other Redemption Information.................................................12
   Exchange Privilege.............................................................14
     Other Exchange Information...................................................14
   Transfer of Registration.......................................................14
   Dividends and Distributions....................................................15
   Taxation of Distributions......................................................15
   The Transfer...................................................................16

DISTRIBUTION ARRANGEMENTS.........................................................16
   Sales Loads....................................................................16
   Rule 12b-1 Fees................................................................16
     Retail Distribution Plan.....................................................16
     Group Retirement Servicing Plan..............................................17
   Multiple Classes...............................................................17

FINANCIAL HIGHLIGHTS..............................................................18


RISK/RETURN SUMMARY


Fund Investment Objective


     The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies of the Fund


     The Fund will invest primarily in a diversified portfolio of medium and large capitalization common stocks of "European companies." The Fund considers European companies to include companies that:

          o are organized under the laws of a European country, including Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland, the United Kingdom and Ireland;

          o derive at least 50% of their revenues in a European country or have at least 50% of their assets in a European country; or

          o have securities that are traded principally on a European stock exchange.

The Fund may also invest in common stocks of issuers organized under the laws of Greece, Norway and Portugal. The Fund will not invest in common stocks of issuers principally based in Eastern Europe or other emerging market countries.


     Prime Lipper Asset Management, the Fund's investment adviser, focuses on medium and large capitalization stocks, including those that have at least $500,000 in trading volume and at least $250 million in "free float" market capitalization, and favors growth stocks over pure cyclical stocks. To evaluate the most attractive growth stocks, the Adviser analyzes the issuer's balance sheet strength (including leverage and free cash flow available for capital investment), historic return on equity and projected earnings per share growth rates. The Adviser also considers certain qualitative factors, including the strength of the issuer's management, breadth of product lines and export potential. The Adviser determines country allocation based on each country's share of the overall European market capitalization. The Adviser expects to invest its assets in a broad range of issuers in terms of country and industry.

     The Fund is suitable for investors who seek long-term capital appreciation and who want exposure to a diversified portfolio of medium and large capitalization European common stocks.


Principal Risks of Investing in the Fund


     The value of the Fund's shares will fluctuate in response to changes in market and economic conditions, primarily in Europe, and changes in the financial conditions and prospects of the issuers in which the Fund invests. In addition, because the Adviser invests primarily in European common stocks, an investment in the Fund involves additional risks not typically associated with investing in U.S. common stocks, including:

          o    social, political, economic and currency risks;

          o the fact that there may be less publicly available information about European issuers than about U.S. issuers; and

          o European issuers may not be subject to the same accounting, auditing and financial recordkeeping standards as U.S. issuers.

Also the introduction of the Euro may increase volatility in financial markets and may adversely affect the value of the Fund's shares. Finally, the Adviser may engage in active and frequent trading to achieve its investment objective, which may result in increased transaction costs and adverse tax consequences. As a result, you may lose money by investing in the Fund.

     The following bar chart reflects the annual total returns for the Fund's Premier Shares since the Fund's inception.* The information in this bar chart provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

(2.50)%        19.31%         (1.77)%         23.17%         21.92%         18.83%          32.29%
[Bar Chart]    [Bar Chart]    [Bar Chart]     [Bar Chart]    [Bar Chart]    [Bar Chart]     [Bar Chart]
1992           1993           1994            1995           1996           1997            1998


     The Fund's highest return for a quarter was 22.33%, which occurred in the 1st quarter of 1998. The Fund's lowest return for a quarter was (11.77)%, which occurred in the 3rd quarter of 1998.

     The following table provides some indication of the risks of investing in the Fund by comparing the average annual total return of the Fund for the one and five year periods and since inception to that of the Morgan Stanley Capital International Equity Index ("MSCI Europe Index"), a capitalization-weighted index in U.S. dollars that includes companies representing 15 developed countries in Western Europe, and the Morningstar, Inc. European Stock Funds Average, which reflects the average total return of 107 mutual funds with investment objectives similar to those of the Fund:




                                                                Average Annual           Average Annual Total
                                       1 Year Performance     Five Year Return*        Return Since Inception*
                                       ------------------     ------------------        ------------------------
Prime Lipper Europe Equity Fund
     Premier Shares                          32.29%                18.30%                       15.21%
     Retail Shares                           31.96%                18.14%                       15.10%
     Group Retirement Plan Shares            32.08%                18.17%                       15.12%
MSCI Europe Index**                          28.91%                19.54%                       17.58%
Morningstar European Stock
     Funds Average+                          18.99%                16.06%                        N/A



----------

 * Reflects performance of the Fund for the period April 1, 1996 through December 31, 1998 and the performance of the Fund's predecessor partnership for the period January 13, 1992 (date of inception) through March 31, 1996. On April, 1996, the Fund's predecessor partnership transferred its assets to the Fund and the Fund exchanges Premier Shares for the limited partnership interests of the Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

 ** Unlike the Fund's returns, the total returns for the MSCI Europe Index do not include the effect of any brokerage commissions, transaction fees or other costs of investing. Average Annual Total Return Since
     Inception for the MSCI Europe Index reflects average annual total return for the period January 13, 1992 through December 31, 1998.

  + Morningstar European Stock Funds Average includes the reinvestment of dividends and capital gains.

Fees and Expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

         Shareholder Fees (fees paid directly from your investment)
              Maximum Sales Charge (Load) Imposed on Purchases
                  (as a percentage of offering price)                                        None
              Maximum Deferred Sales Charge (Load)                                           None
              Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    None
              Redemption Fee                                                                 None
              Exchange Fee                                                                   None


         Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
              Management Fees
                  Premier Shares                                                             1.10%
                  Retail Shares                                                              1.10%
                  Group Retirement Plan Shares                                               1.10%
              Distribution and Service (12b-1) Fees+
                  Premier Shares                                                             None
                  Retail Shares                                                              0.25%
                  Group Retirement Plan Shares                                               0.25%
              Other Expenses
                  Premier Shares                                                             0.44%
                  Retail Shares                                                              0.44%
                  Group Retirement Plan Shares                                               0.44%
                                                                                             -----
              Total Annual Fund Operating Expenses
                  Premier Shares                                                             1.54%
                  Retail Shares                                                              1.79%
                  Group Retirement Plan Shares                                               1.79%


     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. These tables do not reflect those fees.

-----------


+ You may purchase Premier Shares if you invest more than $1 million in the Fund and you will not pay any Distribution or Service (12b-1) Fees. If you are part of a 401(k), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares and you will have to pay an annual Service Fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares. All other investors may purchase Retail Shares and will have to pay an annual Distribution Fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

     Example

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 Year    3 Years     5 Years     10 Years
                                     ------    -------     -------     --------
  Premier Shares                      $157       $486        $839       $1,834
  Retail Shares                       $182       $563        $970       $2,105
  Group Retirement Plan Shares        $182       $563        $970       $2,105


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Principal Investment Strategies


     The Fund's investment objective is long-term capital appreciation. The Adviser will invest primarily in a diversified portfolio of common stocks of "European companies." The Fund considers European companies to include companies that

          o are organized under the laws of a European country, including Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland, the United Kingdom and Ireland;

          o derive at least 50% of their revenues in a European country or have at least 50% of their assets in a European country; or

          o have securities that are traded principally on a European stock exchange.

The Adviser may also invest in common stocks of issuers organized under the laws of Greece, Norway and Portugal. The Adviser will not invest in common stocks of issuers principally based in Eastern Europe or other emerging market countries.

     The Adviser focuses on medium and large capitalization stocks, including those that have at least $500,000 in trading volume and at least $250 million in "free float" market capitalization. The Adviser favors growth stocks over pure cyclical stocks. To evaluate the most attractive growth stocks, the Adviser analyzes the issuer's balance sheet strength (including leverage and free cash flow available for capital investment), historic return on equity and projected earnings per share growth rates. The Adviser also considers certain qualitative factors, including the strength of the issuer's management, breadth of product lines and export potential.

     To reduce risk, the Adviser emphasizes the more liquid European markets. The Adviser determines country allocation based on each country's share of the overall European market capitalization. The Adviser expects to invest the Fund's assets in a broad range of issuers in terms of country and industry.


     Other Investments


     The portion of the Fund's assets not invested in common stocks of European companies may be invested in preferred stock, convertible securities, rights and warrants, and depositary receipts. Although the Adviser intends to invest primarily in securities listed on foreign stock exchanges, it may also invest in securities traded in over-the-counter markets, and may also from time to time invest in securities for which a public market does not exist or whose transfer may be restricted.

     Temporary Investments

     For temporary defensive purposes, the Fund may invest in cash and/or high quality short-term debt instruments of U.S. issuers. The Fund may also at any time invest some of its assets in these instruments to meet redemptions and to cover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Risks

     General

     The value of the Fund's shares will fluctuate with the market value of its portfolio positions. Factors affecting the value of the Fund's securities include:

          o    social, economic or political factors;

          o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

          o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.

     There is no assurance that the Fund will achieve its investment objective.


     Risks of Investment in Foreign Securities



     The Fund will invest primarily in European common stock that trade on European markets. Investments in European common stocks involves certain considerations and risks not typically associated with investing in U.S. common stocks, including


          o    future social, political and economic developments;

          o the possible imposition of foreign withholding taxes on dividend income payable on securities held by the Fund; and

          o    the possible seizure or nationalization of foreign assets.


     The Fund's investments are denominated in foreign currencies. In general, the Fund does not hedge any currency risks between the U.S. dollar and foreign currencies. As a result, the strength or weakness of the U.S. dollar against foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in that currency. As a result, the value of the Fund's shares will decline.

     On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" that is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the Euro, it is possible that it could increase volatility in financial markets worldwide and adversely affect the value of the Fund's shares. In addition, if the value of the Euro declines against the U.S. dollar, the U.S. dollar value of the Fund's holdings of securities denominated in the Euro will fall and the value of the Fund's shares will decline.


     Foreign securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of the Fund's investments and adversely affect performance.

     Investment by the Fund in European issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the Fund.

     There may be less publicly available information about European issuers than about U.S. issuers, and European issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers.



     The Fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading may result in increased transaction costs and adverse tax consequences and may detract from the Fund's performance.


MANAGEMENT


     Prime Lipper Asset Management, located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser. The Adviser is a joint venture between affiliates of Lipper & Company, L.P., the Fund's distributor, and Prime S.p.A.



     Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1998, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of approximately $5 billion on behalf of its institutional and high net worth clients. Lipper and its affiliates serve as the general partner and/or investment adviser to several investment limited partnerships and mutual funds organized in the U.S. and offshore that offer complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. large capitalization equities and merger arbitrage.

     Prime S.p.A. is a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company. Prime, through subsidiaries and affiliates, is among the oldest asset managers in Italy, and specializes in the management of portfolios invested in European issuers, with approximately $8.9 billion of assets under management as of December 31, 1998 from domestic and international investors.


Compensation


     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 1.10% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its investment advisory fee with respect to the Fund. For the most recent fiscal year, the Adviser's management fee was 1.10%.


Executive Officers, Members of the Investment Committee and Portfolio Manager


     An Investment Committee of the Adviser consisting of Kenneth Lipper, Francesco Taranto, Abraham Biderman and Guido Guzzetti is responsible for strategic decisions for the Fund. Mr. Guzzetti is the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers and Members of the Investment Committee of the Adviser and the Portfolio Manager of the Fund.

     Kenneth Lipper is Co-Chairman of the Adviser and its Investment Committee. Mr. Lipper has also been President of Lipper & Company, L.P. (together with its predecessor, Lipper & Company, Inc.) since 1987. Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He subsequently served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days. He graduated from Columbia University and Harvard Law School and is a member of the New York State Bar. As a specialist in corporate finance since 1969, Mr. Lipper has held all levels of responsibility as an adviser to corporations in mergers, tender offers, convertible issues, asset valuations and other investment banking transactions. Since 1987, Mr. Lipper has supervised the investment management and investment banking operations of Lipper. He is a director and chairman of the audit committee of New Holland N.V., a director of the Lincoln Center for the Performing Arts, a trustee of the Sundance Institute, a member of the Federal Reserve Bank of New York's International Advisory Board, a member of the Advisory Board of The Chase Manhattan Bank and a Senior Financial Adviser to the New York City Council. Mr. Lipper also serves on the Harvard Executive Committee on University Resources and the Visitor's Committee of the Kennedy School of Government at Harvard University.


     Francesco Taranto is Co-Chairman of the Adviser and its Investment Committee. Mr. Taranto is also the Managing Director of Prime. Mr. Taranto joined PrimeGest S.p.A., an affiliate of Prime, in 1987 as a Managing Director. Mr. Taranto's market experience dates from 1959, and he is responsible for the overall supervision of portfolio management of all mutual funds advised by Prime. As Chairman of the Investment Committee of Prime, Mr. Taranto oversees the development and implementation of investment strategy and asset allocation policy. Mr. Taranto is also chairman of Banca Generali. Prior to joining Prime, he served for four years as the General Manager of Interbancaria Gestione, a prominent Milan-based mutual fund company.


     Abraham Biderman is an Executive Vice President of the Adviser and a member of its Investment Committee. Mr. Biderman is also an Executive Vice President of Lipper & Company, L.P. and Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of Lipper and the Adviser. Mr. Biderman joined Lipper in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Guido Guzzetti is Chief Investment Officer for the Fund and a member of the Adviser's Investment Committee. Mr. Guzzetti has been associated with Prime since 1987. He is responsible for the overall investment process of Prime's Europe Growth investment strategy and for the research and development of structured asset management products for institutional investors. Mr. Guzzetti is also responsible for the oversight and management of Prime's institutional clients. From 1981 to 1986, Mr. Guzzetti was an information systems analyst and sales representative at IBM. Prior to that he was a researcher on mathematical and numerical modeling at ENI. Mr. Guzzetti holds a B.A. in Physics from Milan University.

Year 2000

     The Adviser and the Fund's other service providers, including Chase Global Funds Services Company, the Fund's Administrator and Transfer Agent, The Chase Manhattan Bank, the Fund's Custodian, and the Distributor, are taking steps to address any year 2000-related computer problems that may affect the Fund. The Lipper Funds and the Adviser do not anticipate that computer problems related to the year 2000 will have an adverse effect on the Fund. However, there can be no assurance in this area. There exists the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general. The Lipper Funds will monitor the year 2000 readiness of the Adviser, the Administrator and Transfer Agent and the other third-party vendors that provide services to the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.


     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers, and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.


Minimum Purchases, Additional Investments and Account Balances

     Each of the Fund's classes has the following minimum amounts to purchase shares initially, to make additional investments, and to maintain your investment in a particular class of shares:


                             Minimum               Minimum               Minimum
Class of Shares         Initial Purchase    Additional Investment    Account Balance
---------------         ----------------    ---------------------    ---------------
Premier                    $1,000,000             $2,500               $500,000
Retail (non-I.R.A)           $10,000              $2,500                $1,000
Retail (I.R.A.)              $2,000                $250                 $1,000
Group Retirement Plan         None                 None                  None


         The Fund may vary or waive these minimum amounts at any time.

Purchasing Fund Shares

     Shares of the Fund are sold without any sales charge. You may purchase shares of the Fund in one of the following ways:


Method for Purchase           What You Need To Do
-------------------           -------------------

Initial Purchase  by Mail     Mail your account application and a check made
                              payable to "The Lipper Funds, Inc." to:

                                        The Lipper Funds, Inc.
                                        c/o Chase Global Funds Services Company
                                        P.O. Box 2798
                                        Boston, MA  02208-2798


Initial Purchase by Wire      First, call Chase Global Funds Services Company,
                              the Fund's Transfer Agent, at 1-800-LIPPER9 and provide (1) your name, address, telephone number, and social security or tax I.D. number, (2) name of the Fund and class of shares you wish to purchase, (3) amount you are wiring, (4) name of the bank wiring the funds, and (5) whether or not you have an existing account. The Transfer
                              Agent will provide you with a reference number.

                              Next, instruct your bank to wire the specified amount to The Chase Manhattan Bank, the Fund's Custodian, as follows:


                                        The Chase Manhattan Bank
                                        New York, NY 10003
                                        ABA # 0210-0002-1
                                        DDA Acct. #910-2-753168
                                        F/B/O The Lipper Funds, Inc.
                                        Ref: Prime Lipper Europe Equity Fund
                                        Account/Reference Number ___________
                                        Account Name _______________________


                              Finally, mail your account application to the Transfer Agent at the address set forth above under "Initial Purchase by Mail."

Additional Investments        Mail a check payable to "The Lipper Funds, Inc."
                              to the Transfer Agent at the address set forth above under "Initial Purchase by Mail" or wire funds using the procedures set forth above under "Initial Purchase by Wire." You should include the name of the account, account number and the name of the Fund and class of shares you wish to purchase on the check or wire to ensure proper crediting to your account.

     Other Purchase Information


     You may also purchase shares of the Fund through participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, if you are a customer of that participating dealer. Participating dealers may impose additional or different conditions or other account fees on your purchase of Fund shares. Each participating dealer is responsible for sending its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. If you are a customer of a participating dealer, you should consult the dealer for information regarding these fees and conditions. The Lipper Funds, the Distributor, the Adviser or any of the Adviser's affiliates may compensate certain participating dealers. Compensation may be different with respect to each class of shares.

     The Distributor or a participating dealer must transmit your order to the Transfer Agent within one business day after it receives your order. If the Distributor or a participating dealer receives your order and transmits it to the Transfer Agent prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will price your shares at that day's net asset value. If not, the Fund will price your shares based on the next business day's net asset value. The Distributor or a participating dealer generally must receive payment for your shares on settlement date, the third business day after the date on which you placed your order. If you make payment prior to the settlement date, you may permit the payment to be held in your brokerage account or you may designate a temporary investment for such payment until the settlement date. The Fund may reject any purchase order and suspend the offering of its shares for a period of time.


     In the interest of economy and convenience, the Fund will not issue certificates for shares unless you make a written request. The Fund will not issue certificates for fractional shares under any circumstances. It is considerably more difficult to redeem shares held in certificate form.

Redeeming Fund Shares

     You may redeem shares of the Fund at any time in one of the following ways:

Method for Redemption           What You Need to Do
---------------------           -------------------

Redemption through the          Call the Distributor at 1-800-LIPPER9 or your
Distributor or a                Participating Dealer.
Participating Dealer

Redemption by  Telephone        Call  the   Transfer   Agent  at 1-800-LIPPER9
                                and request that the Transfer Agent send you the redemption proceeds or wire the funds to your account.

Redemption by Mail              Mail the Transfer Agent a letter at the address
                                specified under "Initial Purchase by Mail" requesting a redemption. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.


     Other Redemption Information


     If the Fund receives your redemption request in proper form (including all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before these funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days form the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check.


     If you reduce your account to below the minimum investment balances set forth above, the Fund may redeem your account. The Fund will give you at least 30 days in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by a distribution of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.


     You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (1) your written request for redemption, (2) a stock power that specifies the total number of shares and class of shares to be redeemed, or (3) all of the stock certificates you tender for redemption (if you hold your shares in certificated form).

Exchange Privilege

     You may exchange your shares of the Fund for shares of the same class of the other funds in The Lipper Funds family, including the Lipper High Income Bond Fund and the Lipper U.S. Equity Fund, in one of the following ways:

Method for Exchange           What You Need To Do
-------------------           -------------------

Exchange by Telephone         Call the Transfer Agent at 1-800-LIPPER9 and
                              provide (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange,
                              (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.

Exchange by Mail              Mail the Transfer Agent a letter at the address
                              set forth above under "Initial Purchase by Mail" requesting an exchange. The letter should include
                              (1) name of the account, social security or tax
                              I.D. number, account address and account number,
                              (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.


     Other Exchange Information

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.


     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. The Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' written notice.


     You must obtain and should carefully review a copy of the current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

Transfer of Registration


     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include
(1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer, (4) the name of the person to whom you are transferring your shares,
(5) your
signature, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

Dividends and Distributions


     The Fund will distribute its net investment income and net capital gain, if any. Shares of the Fund begin accruing dividends on the business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.


     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year.

     If you own Retail or Group Retirement Plan Shares, you will receive lower per share dividends than Premier Shareholders because of the additional expenses borne by Retail and Group Retirement Plan Shareholders under the Fund's Retail Distribution Plan and Group Retirement Servicing Plan.

     The Fund may pay additional distributions and dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax qualification.

Taxation of Distributions

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. All other distributions will be taxed to you as ordinary income.


     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.


     Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

     If more than half of the total asset value of the Fund is invested in foreign stock or securities, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

     If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

The Transfer


     Prior to the Fund's inception, the Fund operated as a limited partnership for which the Adviser served as general partner and investment adviser. The Fund's predecessor partnership was not registered under and subject to the provisions of the Investment Company Act of 1940 pursuant to an exemption from registration for entities that have fewer than 100 holders. As an unregistered entity, the Fund's predecessor partnership was not required to comply with the requirements of the Investment Company Act, or the diversification, distribution and other requirements imposed by the Internal Revenue Code. On April 1, 1996, the Fund exchanged Premier Shares for certain portfolio securities of the Fund's predecessor partnership and distributed Premier Shares to the partnership's limited partners who elected to participate in the transfer.

     If the Fund acquired securities in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, the transfer may have adverse tax consequences to you. If the Fund sells securities acquired in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, you will be taxed on any resulting gain (including any appreciation in value from the date the partnership acquired them through the date of the transfer). As a result, you will be taxed on a distribution that economically represents a return of your purchase price rather than an increase in the value of your investment. Your taxable gain will be dependent on a number of factors, and there is no assurance that any gains existing at the time of the transfer would in fact be recognized. Moreover, any tax liability will affect shareholders differently, depending on, among other things, individual decisions to redeem or continue to hold shares, the timing of such decisions, and applicable tax rates.


DISTRIBUTION ARRANGEMENTS

Sales Loads

     The Lipper Funds does not charge investors any sales load for purchasing or selling shares of the Fund. Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase or redemption of the Fund's shares.

Rule 12b-1 Fees

     The Board of Directors has adopted a Rule 12b-1 distribution plan for the Fund's Retail Shares and a shareholder servicing plan for the Fund's Group Retirement Plan Shares. Participating dealers may impose additional fees.

     Retail Distribution Plan


     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

     Group Retirement Servicing Plan


     Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares for providing certain administrative services to their customers who are beneficial owners of the Fund's Group Retirement Plan Shares. These services are intended to supplement the services provided by the Administrator and Transfer Agent and include:


          o establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares;

          o processing dividend and distribution payments from the Fund on behalf of customers;

          o    arranging for bank wires;

          o providing sub-accounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for sub-accounting;

          o forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;

          o assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with The Lipper Funds' service contractors;

          o assisting customers in changing dividend options, account designations and addresses;

          o providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions;

          o providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the participating dealer;

          o responding to customer inquiries relating to the services performed by the participating dealer or the Distributor;


          o responding to customer inquiries concerning their investments in Group Retirement Plan Shares; and


          o    providing other similar shareholder liaison services.

Multiple Classes


     The Fund offers three classes of shares: Premier Shares, Retail Shares, and Group Retirement Plan Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. If you are part of a 401(k), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares and you will have to pay an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.


     Retail and Group Retirement Plan Shareholders pay fees out of the net assets of those classes of shares on an ongoing basis. As a result, if you purchase those classes of shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers LLP, the Fund's independent accountants, audited this information, and its report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.


                                 Premier Shares
                                 --------------



                                                       January 1, 1998 to     January 1, 1997 to     April 1, 1996* to
                                                       December 31, 1998      December 31, 1997      December 31, 1996
                                                       ------------------    -------------------     ------------------

Net Asset Value, Beginning of Period                     $     11.74             $     11.25            $     10.00
                                                         -----------             -----------            -----------



Income From Investment Operations:
     Net Investment Income(1)                                  (0.01)                   0.05                   0.04
     Net Gains or Losses on Securities (both
       realized and unrealized)                                 3.79                    2.06                   1.62
                                                         -----------             -----------            -----------
         Total from Investment Operations                       3.78                    2.11                   1.66
                                                         -----------             -----------            -----------


Less Distributions:
     Dividends (from net investment income)                     --                     (0.03)                 (0.02)
     Distributions (from capital gains)                        (1.42)                  (1.59)                 (0.39)
                                                         -----------             -----------            -----------
         Total Distributions                                   (1.42)                  (1.62)                 (0.41)
                                                         -----------             -----------            -----------

Net Asset Value, End of Period                           $     14.10             $     11.74            $     11.25
                                                        ============             ===========            ===========
Total Return(2)                                                32.29%                  18.83%                 16.68%
                                                        ============             ===========            ===========
Ratios/Supplemental Data:
Net Assets, End of Period (000's)                        $   124,406             $    82,787            $    62,942
Ratios of Expenses to Average Net Assets After


   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                             1.54%                   1.59%                  1.60%**
     Net Investment Income to Average Net                      (0.06)%                  0.43%                  0.53%**
         Assets
Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                             1.54%                   1.59%                  1.78%**
     Net Investment Income to Average Net                      (0.06)%                  0.43%                  0.35%**
         Assets

Portfolio Turnover Rate                                           61%                     71%                    34%


----------

 *   Commencement of Fund operations as a mutual fund.
**   Annualized.


(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.01 for the period ended December 31, 1996.



(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Total return for the period April 1, 1996 through December 31, 1996 is not annualized.

                                  Retail Shares
                                  -------------


                                                      January 1, 1998 to     January 1, 1997 to    April 11, 1996* to
                                                      December 31, 1998      December 31, 1997       December 31, 1996
                                                      -----------------      -----------------       -----------------


Net Asset Value, Beginning of Period                       $   11.73            $   11.25                $    9.93
                                                          ----------            ---------                ---------
Income From Investment Operations:
     Net Investment Income(1)                                  (0.03)                0.02                    (0.01)
     Net Gains or Losses on Securities (both
       realized and unrealized)                                 3.77                 2.05                     1.73
                                                           ---------            ---------                ---------
         Total from Investment Operations                       3.74                 2.07                     1.72
                                                           ---------            ---------                ---------

Less Distributions:
     Dividends (from net investment income)                     --                   --                      (0.01)
     Distributions (from capital gains)                        (1.42)               (1.59)                   (0.39)
                                                           ---------            ---------                ---------
         Total Distributions                                   (1.42)               (1.59)                   (0.40)
                                                           ---------            ---------                ---------


Net Asset Value, End of Period                             $   14.05            $   11.73                $   11.25
                                                           =========            =========                =========
Total Return(2)                                                31.96%               18.49%                   17.37%
                                                           =========            =========                =========
Ratios/Supplemental Data:

Net Assets, End of Period (000's)                          $   2,472            $   1,137                $     609
Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                             1.79%                1.84%                    1.85%**
     Net Investment Income to Average Net                      (0.25)%               0.16%                   (0.13)%**
         Assets
Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                             1.79%                1.84%                    2.07%**
     Net Investment Income to Average Net                      (0.25)%               0.16%                   (0.35)%**
         Assets
Portfolio Turnover Rate                                           61%                  71%                      34%

----------

 *  Initial offering of shares of the Fund.
**  Annualized.


(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.2 for the period ended December 31, 1996.



(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Total return for the period April 11, 1996 through December 31, 1996 is not annualized.

                          Group Retirement Plan Shares
                          ----------------------------

                                                       January 1, 1998 to      January 1, 1997 to      April 12, 1996* to
                                                       December 31, 1998        December 31, 1997        December 31, 1996
                                                       -----------------        -----------------        -----------------


Net Asset Value, Beginning of Period                      $   11.72                $   11.24                $    9.92
                                                         ----------                ---------                ---------
Income From Investment Operations:
     Net Investment Income(1)                                 (0.03)                    0.03                    (0.02)
     Net Gains or Losses on Securities (both
       realized and unrealized)                                3.78                     2.05                     1.74
                                                          ---------                ---------                ---------
         Total from Investment Operations                      3.75                     2.08                     1.72
                                                          ---------                ---------                ---------

Less Distributions:
     Dividends (from net investment income)                    --                      (0.01)                   (0.01)
     Distributions (from capital gains)                       (1.42)                   (1.59)                   (0.39)
                                                          ---------                ---------                ---------

         Total Distributions                                  (1.42)                   (1.60)                   (0.40)
                                                         ----------                ---------                ---------


Net Asset Value, End of Period                            $   14.05                $   11.72                $   11.24
                                                          =========                =========                ==========
Total Return(2)                                               32.08%                   18.60%                   17.40%
                                                          =========                =========                ==========


Ratios/Supplemental Data:
Net Assets, End of Period (000's)                         $   2,318                $     941                $     195
Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.79%                    1.84%                    1.85%**
     Net Investment Income to Average Net                     (0.29)%                   0.34%                   (0.43)%**
         Assets
Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.79%                    1.84%                    2.04%**
     Net Investment Income to Average Net                     (0.29)%                   0.34%                   (0.62)%**
         Assets
Portfolio Turnover Rate                                          61%                      71%                      34%


----------

 *   Initial offering of shares of the Fund.
**   Annualized.


(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $01 for the period ended December 31, 1996.



(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Total return for the period April 12, 1996 through December 31, 1996 is not annualized.

                             ADDITIONAL INFORMATION

The Lipper Funds, Inc. offers three diversified no-load portfolios: Prime Lipper Europe Equity Fund, Lipper High Income Bond Fund and Lipper U.S. Equity Fund.


The Statement of Additional Information contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders also contains additional information, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Statement of Additional Information, the Fund's annual or semi-annual reports, or the Prospectuses for any of The Lipper Funds, or to make shareholder inquiries or request other information about the Fund, call 1-800-LIPPER9, write the Fund's Distributor at the address listed on the front cover of this Prospectus, e-mail the Fund's Distributor at thelipperfunds@lipper.com, or visit The Lipper Funds' Internet site at http://www.lipper.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for more information. You may also obtain reports and other information about the Fund from the SEC's Internet site at http://www.sec.gov or, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

INVESTMENT ADVISER:                 Prime Lipper Asset Management

ADMINISTRATOR AND
TRANSFER AGENT:           Chase Global Funds Services Company

DISTRIBUTOR:                            Lipper & Company, L.P.

CUSTODIAN:                           The Chase Manhattan Bank

BOARD OF DIRECTORS:

 KENNETH LIPPER                        ABRAHAM BIDERMAN
 Chairman of the Board                 Executive Vice President
  The Lipper Funds, Inc.                Lipper & Company
 President and Chairman
  Lipper & Company

 STANLEY BREZNOFF                      MARTIN MALTZ
 Chief Executive Officer               Principal Scientist,
  Maimonides Medical Center             Xerox Corporation

 IRWIN RUSSELL
 Attorney
  Law Offices of Irwin E. Russell
 Director
  The Walt Disney Company

TICKER SYMBOLS:

  Premier Shares:          PLEEX
  Retail Shares:           PLERX
  Group Retirement
   Plan shares:            PLEGX

Investment Company Act File No. 811-9108


The Lipper Funds, Inc. is not affiliated with Lipper Inc.

                                                          THE LIPPER FUNDS, INC.


                          LIPPER HIGH INCOME BOND FUND

                                 PROSPECTUS AND
                             NEW ACOUNT APPLICATION


                             The Lipper Funds, Inc.
                                101 Park Avenue
                               New York, NY 10178

                                  1-800-LIPPER9

                              http://www.lipper.com
                            thelipperfunds@lipper.com


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL ACCURACY OFFENSE.


April 30, 1999

                                TABLE OF CONTENTS

                                                                           Page


RISK/RETURN SUMMARY..........................................................3
   Fund Investment Objective.................................................3
   Principal Investment Strategies of the Fund...............................3
   Principal Risks of Investing in the Fund..................................3
   Fees and Expenses of the Fund.............................................5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS......6
   Investment Objective and Principal Investment Strategies..................6
     Other Investments.......................................................7
     Temporary Investments...................................................7
   Risks.....................................................................8
     General.................................................................8
     Changes in Interest Rates...............................................8
     High Yield Bonds .......................................................8

MANAGEMENT..................................................................10
   Compensation.............................................................10
   Executive Officers and Portfolio Manager.................................10
   Year 2000................................................................11

SHAREHOLDER INFORMATION.....................................................11
   Pricing of Fund Shares...................................................11
   Minimum Purchases, Additional Investments and Account Balances...........12
   Purchasing Fund Shares...................................................12
     Other Purchase Information.............................................13
   Redeeming Fund Shares....................................................13
     Other Redemption Information...........................................14
   Exchange Privilege.......................................................15
     Other Exchange Information.............................................15
   Transfer of Registration.................................................15
   Dividends and Distributions..............................................16
   Taxation of Distributions................................................16
   The Transfer.............................................................16

DISTRIBUTION ARRANGEMENTS...................................................17
   Sales Loads..............................................................17
   Rule 12b-1 Fees..........................................................17
     Retail Distribution Plan...............................................17
     Group Retirement Servicing Plan........................................18
   Multiple Classes.........................................................18

FINANCIAL HIGHLIGHTS........................................................19

RISK/RETURN SUMMARY


Fund Investment Objective

     The Fund's investment objective is high total return consistent with capital preservation.


Principal Investment Strategies of the Fund


     The Fund invests primarily in a diversified portfolio of U.S. intermediate term, high yield corporate bonds with maturities of 10 years or less rated at the time of investment "Baa" to "B" by Moody's Investors Service, Inc. ("Moody's") or "BBB" to "B-" by Standard & Poor's Corporation ("S&P"), or of similar quality. These bonds are rated below investment grade and, under rating agency guidelines, involve a greater risk that the issuer will default in the timely payment of interest and principal or comply with the other terms of the contract over a long period of time than investment grade bonds.

     Lipper & Company, L.L.C., the Fund's investment adviser, emphasizes high yield bonds (commonly referred to as "junk bonds") with a target yield of 300-500 basis points above the corresponding U.S. Treasury security, and seeks to maintain an average credit quality of BB-. The Adviser invests the assets of the Fund in a broad range of issuers and industries. The Adviser anticipates that the Fund's portfolio securities will have an assumed dollar-weighted average maturity of between five and seven years. The Adviser seeks to actively manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on short to intermediate maturities. Depending on market and issuer-specific conditions, the Adviser will sell any of the Fund's bonds that fall below "B" by Moody's or "B-" by S&P within a reasonable period of time.

     The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in U.S. intermediate term, high yield corporate bonds of the credit quality in which the Fund invests.


Principal Risks of Investing in the Fund

     The value of the Fund's shares will fluctuate in response to:

          o    changes in the levels of interest rates;


          o changes in the actual and perceived creditworthiness of the issuers of the Fund's investments;

          o    social, economic or political factors;


          o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and

          o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.


     The Fund invests in bonds rated below investment grade. High yield bonds involve greater risks than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. In addition, the Fund may engage in active and frequent trading to achieve its investment objective, which may result in increased transaction costs and adverse tax consequences. As a result, you may lose money by investing in the Fund.

     The following bar chart reflects the annual total returns for the Fund's Premier Shares since the Fund's inception.* The information in this bar chart provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

10.64%         14.29%         0.47%           14.42%         11.01%         11.22%          3.61%
[Bar Chart]    [Bar Chart]    [Bar Chart]     [Bar Chart]    [Bar Chart]    [Bar Chart]     [Bar Chart]
1992**         1993           1994            1995           1996           1997            1998



     The highest return for a quarter was 4.54% (1st quarter of 1993) and the lowest return for a quarter was (2.45)% (3rd quarter of 1998).

     The following table provides some indication of the risks of investing in the Fund by comparing the average annual total return of the Fund for the one and five year periods and since inception to that of the Lehman Brothers BB Intermediate Index, an index of intermediate term, high yield corporate bonds with BB credit ratings, and the Morningstar, Inc. Corporate High Yield Bond Funds Average, which reflects the average total returns of 274 mutual funds with investment objectives similar to the Fund:


                                                                     Average Annual        Average Annual Total
                                              1 Year Performance    Five Year Return*    Return Since Inception*
                                              ------------------    --------------------   --------------------------

Lipper High Income Bond Fund
     Premier Shares                                  3.61%              8.01%                    9.37%
     Retail Shares                                   3.36%              7.87%                    9.27%
     Group Retirement Plan Shares                    3.37%              7.86%                    9.27%
Lehman Brother BB Intermediate Index***              5.78%              9.10%                   10.39%
Morningstar Corporate High Yield
      Bond Funds Average+                           (0.62)%             7.36%                    N/A


----------

* Reflects performance of the Fund for the period April 1, 1996 through December 31, 1998, and the performance of the Fund's predecessor partnership for the period February 1, 1992 (date of inception) through March 31, 1996. On April 1, 1996, the Fund's predecessor partnership transferred its assets to the Fund and the Fund exchanged Premier Shares for the limited partnership interests of the Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions for the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

** Reflects performance for the period February 1, 1992 (date of inception of Fund's predecessor partnership) through December 31, 1992.

*** Unlike the Fund's return, the total returns for the Lehman Brothers BB Intermediate Index do not include the effect of brokerage commissions, transaction fees or other costs of investing. Average Annual Total Return Since Inception for the Lehman Brothers BB Intermediate Index reflects average annual total return for the period February 1, 1992 through December 31, 1998.

 + Morningstar Corporate High Yield Bond Funds Average includes the reinvestment of dividends and capital gains.

Fees and Expenses of the Fund


     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


         Shareholder Fees (fees paid directly from your investment)
              Maximum Sales Charge (Load) Imposed on Purchases
                  (as a percentage of offering price)                                        None
              Maximum Deferred Sales Charge (Load)                                           None
              Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    None
              Redemption Fee                                                                 None
              Exchange Fee                                                                   None


         Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

              Management Fees (before waiver)*
                  Premier Shares                                                             0.75%
                  Retail Shares                                                              0.75%
                  Group Retirement Plan Shares                                               0.75%
              Distribution and Service (12b-1) Fees+
                  Premier Shares                                                             None
                  Retail Shares                                                              0.25%
                  Group Retirement Plan Shares                                               0.25%

              Other Expenses
                  Premier Shares                                                             0.40%
                  Retail Shares                                                              0.40%
                  Group Retirement Plan Shares                                               0.40%
                                                                                             -----
              Total Annual Fund Operating Expenses (before waiver)*
                  Premier Shares                                                             1.15%
                  Retail Shares                                                              1.40%
                  Group Retirement Plan Shares                                               1.40%

     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares.
These tables do not reflect those fees.




----------

* The Adviser voluntarily waived a portion of its investment advisory fee during the 1998 fiscal year. As a result, the actual Management Fee was 0.60% for each of the Fund's share classes and the Total Annual Fund Operating Expenses were 1.00% for the Premier Shares and 1.25% for the Retail and Group Retirement Plan Shares. The Adviser may discontinue this waiver at any time.

+ You may purchase Premier Shares if you invest more than $1 million in the Fund and you will not pay any Distribution or Service (12b-1) Fees. If you are part of a 401(k), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares and you will have to pay an annual Service Fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares. All other investors may purchase Retail Shares and will have to pay an annual Distribution Fee of 0.25% of the value of average daily net assets of the Fund's Retail Shares.

     Example

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:*

                                     1 Year     3 Years     5 Years    10 Years
                                     ------     -------     -------    --------
  Premier Shares                      $117        $365        $633      $1,378
  Retail Shares                       $143        $443        $766      $1,680
  Group Retirement Plan Shares        $143        $443        $766      $1,680


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Principal Investment Strategies


     The Fund's primary investment objective is high total return consistent with capital preservation. The Fund invests primarily in a diversified portfolio of U.S. intermediate term, high yield corporate bonds with maturities of 10 years or less rated at the time of investment "Baa" to "B" by Moody's or "BBB" to "B-" by S&P, or in bonds determined by the Adviser to be of comparable quality. The Adviser will not invest any of the Fund's assets in high yield bonds that, at the time of investment, are rated "Caa" or lower by Moody's or "CCC" or lower by S&P, or in comparable unrated bonds. Depending on market and issuer-specific conditions, the Adviser will sell any of the Fund's bonds that fall below "B" by Moody's or "B-" by S&P within a reasonable period of time.

     The Adviser focuses on high yield bonds (commonly referred to as "junk bonds") with a target yield of 300-500 basis points above the corresponding U.S. Treasury security, and seeks to maintain an average credit quality of BB- by concentrating on the middle to high end of the non-investment grade spectrum. The Adviser expects to invest the assets of the Fund in a broad range of issuers and industries. The Adviser will actively seek to manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on short to intermediate maturities.


----------
* The example reflects the Fund's total operating expenses before taking into consideration that the Adviser voluntarily waived a portion of its investment advisory fee during the 1998 fiscal year. If you consider this voluntary waiver, your costs for the one, three, five and ten year periods would be $102, $318, $552 and $1,225, respectively, for the Premier Shares, and $127, $397, $686 and $1,511, respectively, for the Retail and Group Retirement Plan Shares.

     The Adviser considers various factors in evaluating securities for purchase by the Fund, including:


          o yield to maturity, yield to call (where appropriate), current yield and the price of the bond relative to other bonds of comparable quality and maturity;

          o the difference, or "spread," between the yield of the bond and the yield of a comparable U.S. Treasury security;


          o the size of the issuer, the issuer's sensitivity to economic conditions and trends and the issuer's operating history;

          o the issuer's financial resources and financial condition, including leverage and cash flow to cover interest expense and principal repayment;


          o review of the terms under which the bonds are issued and the nature of, and coverage under, financial covenants;


          o    the experience and track record of the issuer's management;


          o market-technical factors, including the number and amount of new high yield bonds being issued; and


          o underwriting factors, including size, capital and reputation of the lead underwriter, number of additional underwriters, and their track records.

     "High yield bonds" are fixed income securities rated below investment grade that typically offer investors higher yields than other fixed income securities. The higher yields are justified by the weaker credit profile of high yield issuers as compared to investment grade issuers. High yield bonds include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or payment of dividends. A high yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.


     Debt securities differ in their interest rates and maturities, among other factors. The Adviser's expectations as to future changes in interest rates will determine the maturity of the debt securities comprising the Fund's portfolio. For example, if the Adviser expects interest rates to rise, the Fund may invest more heavily in bonds with shorter maturities, enabling the Fund to benefit from purchases of longer-term bonds after rates have risen. Conversely, if the Adviser expects interest rates to fall, the Fund may invest more heavily in bonds with longer maturities, in order to take advantage of the higher rates then available. Under normal market conditions, the Adviser anticipates that the Fund's portfolio will have an assumed dollar-weighted average maturity of between five and seven years. By maintaining such a maturity, over the course of a year the Adviser can reinvest approximately 20% of the Fund's capital at current rates, minimizing potential volatility in a changing interest rate environment.


     Other Investments

     The Fund may also invest in preferred stock (including convertible preferred stock), warrants or common stock, as well as non-U.S. dollar denominated securities.

     Temporary Investments

     If the Adviser believes that conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders, the Adviser may employ alternative strategies, including investing a substantial portion of the Fund's assets in cash, high quality short-term debt instruments, bonds rated higher than "Baa" by Moody's or "BBB" by S&P, or in unrated bonds of comparable quality. The Fund may also at any time invest some of its assets in these instruments to meet redemptions and to cover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.


Risks

     General


     The value of the Fund's shares will fluctuate with the market value of its portfolio positions. Factors affecting the value of the Fund's portfolio include:

          o changes in the actual and perceived creditworthiness of the issuers of such bonds;

          o    social, economic or political factors;

          o factors affecting the industry in which a particular issuer operates, such as competition or technological advances; and


          o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead.



     There is no assurance that the Fund will achieve its investment objective.

     Changes in Interest Rates

     The Fund's net asset value may change as general levels of interest rates fluctuate. Generally, when interest rates decline, the value of the Fund's investments will rise. Conversely, when interest rates rise, the value of the Fund's investments will generally decline. These fluctuations are greater for Fund investments with longer maturities than those with shorter maturities.


     High Yield Bonds

     The Fund will invest all or substantially all of its assets in U.S. intermediate term, high yield corporate bonds, commonly referred to as "junk bonds." High yield bonds are those securities rated below investment grade (i.e., rated below "Baa" by Moody's or below "BBB" by S&P) and unrated securities of comparable quality. These bonds involve greater risks, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest, than higher rated bonds.

     Under rating agency guidelines, bonds that are rated in the category "B" (the lowest category in which the Fund may make an initial investment), or comparable unrated bonds, generally lack characteristics of a desirable investment, and there is little assurance that the issuer will pay interest and principal or comply with other terms of the contract over any long period of time. These factors may reduce the value of the Fund's investments and, in turn, the value of the Fund's shares.

     The following factors may adversely affect the Fund's ability to dispose of particular portfolio investments at their fair value:


          o the secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated bonds;

          o    there are relatively few market-makers for high yield bonds;

          o participants in the market are mostly institutional investors, including insurance companies, banks, mutual funds and other financial institutions;

          o the secondary markets for high yield bonds may contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer; and

          o adverse publicity and investor perceptions about lower-rated bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated bonds. Less liquid secondary markets may also affect the Adviser's ability to sell the Fund's investments at their fair value.

     The ratings of bonds by Moody's and S&P are a generally accepted barometer of credit risk. However, you should note that the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of bonds within each rating category in which the Fund may invest. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis of issuers than would be the case if the Fund invested in higher quality bonds.

     The market values of bonds rated below investment grade and comparable unrated bonds tend to react less to fluctuations in interest rate levels than those of higher-rated bonds. However, the market values of certain of these bonds tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated bonds. In addition, these bonds generally present a higher degree of credit risk. Issuers of these bonds are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade bonds because such bonds frequently are subordinated to the prior payment of senior indebtedness.

     Many fixed income securities contain call or buy-back features that permit the issuer of the bond to call or repurchase it. Such bonds may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the bond, the Adviser may have to replace the called bond with a lower yielding bond, resulting in a decreased rate of return for the Fund.


     The Fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading may result in increased transaction costs and adverse tax consequences and may detract from the Fund's performance.

MANAGEMENT


     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser.

     The Adviser is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1998, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of approximately $5 billion on behalf of its institutional and high net worth clients. Lipper and its affiliates serve as the general partner and/or investment adviser to several investment limited partnerships and mutual funds organized in the U.S. and offshore that offer complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities and merger arbitrage.


Compensation


     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its investment advisory fee with respect to the Fund. For the most recent fiscal year, the Adviser's management fee was 0.60%.

Executive Officers and Portfolio Manager

     Set forth below is a biographical description of the Executive Officers of the Adviser and the Portfolio Manager of the Fund.

     Kenneth Lipper is the President of the Adviser, and has been President of Lipper & Company, L.P. (together with its predecessor, Lipper & Company, Inc.) since 1987. Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He subsequently served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days. He graduated from Columbia University and Harvard Law School and is a member of the New York State Bar. As a specialist in corporate finance since 1969, Mr. Lipper has held all levels of responsibility as an adviser to corporations in mergers, tender offers, convertible issues, asset valuations and other investment banking transactions. Since 1987, Mr. Lipper has supervised the investment management and investment banking operations of Lipper. He is a director and chairman of the audit committee of New Holland N.V., a director of the Lincoln Center for the Performing Arts, a trustee of the Sundance Institute, a member of the Federal Reserve Bank of New York's International Advisory Board, a member of the Advisory Board of The Chase Manhattan Bank and a Senior Financial Adviser to the New York City Council. Mr. Lipper also serves on the Harvard Executive Committee on University Resources and the Visitor's Committee of the Kennedy School of Government at Harvard University.

     Abraham Biderman is an Executive Vice President of the Adviser and of Lipper & Company, L.P. Mr. Biderman is also Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of Lipper and the Adviser. Mr. Biderman joined Lipper in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Edward Strafaci is an Executive Vice President and the Director of Fixed Income Money Management for the Adviser and for Lipper & Company, L.P. Mr. Strafaci is principally responsible for the trading operations of Lipper Convertibles. He has co-managed Lipper Convertibles since 1989, and has been a trader with Lipper Convertibles since its inception in 1985. Prior to joining Lipper Convertibles, Mr. Strafaci was a trader at Dean Witter Reynolds Inc. from 1984 to 1985. Mr. Strafaci received his M.B.A. and B.S. from St. John's University.


     Wayne Plewniak is a Managing Director of Lipper & Company, L.P. and the Portfolio Manager for the Fund. Mr. Plewniak joined Lipper in 1991. Prior to joining Lipper, he served as a Senior Investment Analyst for Bell Atlantic Corporation from 1988 to 1991, concentrating on private placement and high-yield investments. From 1986 to 1988, Mr. Plewniak worked for Paribas North America in its Merchant Banking department. Mr. Plewniak holds an M.B.A. from Georgetown University and a B.S. in Industrial Engineering from Rochester Institute of Technology.

Year 2000

     The Adviser and the Fund's other service providers, including Chase Global Funds Services Company, the Fund's Administrator and Transfer Agent, The Chase Manhattan Bank, the Fund's Custodian, and the Distributor, are taking steps to address any year 2000-related computer problems that may affect the Fund. The Lipper Funds and the Adviser do not anticipate that computer problems related to the year 2000 will have an adverse effect on the Fund. However, there can be no assurance in this area. There exists the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general. The Lipper Funds will monitor the year 2000 readiness of the Adviser, the Administrator and Transfer Agent and the other third-party vendors that provide services to the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.


     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers, and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.

Minimum Purchases, Additional Investments and Account Balances

     Each of the Fund's classes has the following minimum amounts to purchase shares initially, to make additional investments, and to maintain your investment in a particular class of shares:


                               Minimum                  Minimum                  Minimum
Class of Shares           Initial Purchase       Additional Investment       Account Balance
---------------           ----------------       ---------------------       ---------------
Premier                      $1,000,000                  $2,500                 $500,000
Retail (non-I.R.A)             $10,000                   $2,500                  $1,000
Retail (I.R.A.)                $2,000                     $250                   $1,000
Group Retirement Plan           None                      None                    None

     The Fund may vary or waive these minimum amounts at any time.

Purchasing Fund Shares

     Shares of the Fund are sold without any sales charge. You may purchase shares of the Fund in one of the following ways:


Method for Purchase           What You Need To Do
-------------------           -------------------

Initial Purchase by Mail      Mail your account application and a check made
                              payable to "The Lipper Funds, Inc." to:

                                        The Lipper Funds, Inc.
                                        c/o Chase Global Funds Services Company
                                        P.O. Box 2798
                                        Boston, MA  02208-2798


Initial Purchase by Wire      First, call Chase Global Funds Services Company,
                              the Fund's Transfer Agent, at 1-800-LIPPER9 and provide (1) your name, address, telephone number, and social security or tax I.D. number, (2) name of the Fund and class of shares you wish to purchase, (3) amount you are wiring, (4) name of the bank wiring the funds, and (5) whether or not you have an existing account. The Transfer
                              Agent will provide you with a reference number.

                              Next, instruct your bank to wire the specified amount to The Chase Manhattan Bank, the Fund's Custodian, as follows:


                                        The Chase Manhattan Bank
                                        New York, NY 10003
                                        ABA # 0210-0002-1
                                        DDA Acct. #910-2-753168
                                        F/B/O The Lipper Funds, Inc.
                                        Ref: Lipper High Income Bond Fund
                                        Account/Reference Number ________
                                        Account Name ____________________



Additional Investments        Mail a check payable to "The Lipper Funds, Inc."
                              to the Transfer Agent at the address set forth above under "Initial Purchase by Mail" or wire funds using the procedures set forth above under "Initial Purchase by Wire." You should include the name of the account, the account number and the name of the Fund and class of shares you wish to purchase on the check or wire to ensure proper crediting to your account.

     Other Purchase Information


     You may also purchase shares of the Fund through participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, if you are a customer of that participating dealer. Participating dealers may impose additional or different conditions or other account fees on your purchase of Fund shares. Each participating dealer is responsible for sending its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. If you are a customer of a participating dealer, you should consult the dealer for information regarding these fees and conditions. The Lipper Funds, the Distributor, the Adviser or any of the Adviser's affiliates may compensate certain participating dealers. Compensation may be different with respect to each class of shares.

     The Distributor or a participating dealer must transmit your order to the Transfer Agent within one business day after it receives your order. If the Distributor or a participating dealer receives your order and transmits it to the Transfer Agent prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will price your shares at that day's net asset value. If not, the Fund will price your shares based on the next business day's net asset value. The Distributor or a participating dealer generally must receive payment for your shares on settlement date, the third business day after the date on which you placed your order. If you make payment prior to the settlement date, you may permit the payment to be held in your brokerage account or you may designate a temporary investment for such payment until the settlement date. The Fund may reject any purchase order and suspend the offering of its shares for a period of time.


     In the interest of economy and convenience, the Fund will not issue certificates for shares unless you make a written request. The Fund will not issue certificates for fractional shares under any circumstances. It is considerably more difficult to redeem shares held in certificate form.

Redeeming Fund Shares

     You may redeem shares of the Fund at any time in one of the following ways:

Method for Redemption           What You Need to Do
---------------------           -------------------


Redemption through the          Call the Distributor at 1-800-LIPPER9 or your
Distributor or a                Participating Dealer.
Participating Dealer

Redemption by Telephone         Call the Transfer Agent at 1-800-LIPPER9  and
                                request that the Transfer Agent send you the redemption proceeds or wire the funds to your account.

Redemption by Mail              Mail the Transfer  Agent a letter at the address
                                specified under "Initial Purchase by Mail" requesting a redemption. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.

     Other Redemption Information


     If the Fund receives your redemption request in proper form (including all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, it will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before these funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days from the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check.


     If you reduce your account to below the minimum investment balances set forth above, the Fund may redeem your account. The Fund will give you at least 30 days in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by a distribution of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.


     You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (1) your written request for redemption, (2) a stock power that specifies the total number of shares and class of shares to be redeemed, or (3) all of the stock certificates you tender for redemption (if you hold your shares in certificated form).

Exchange Privilege

     You may exchange your shares of the Fund for shares of the same class of the other funds in The Lipper Funds family, including the Lipper U.S. Equity Fund and the Prime Lipper Europe Equity Fund, in one of the following ways:

Method for Exchange           What You Need To Do
-------------------           -------------------

Exchange by Telephone         Call the Transfer Agent at 1-800-LIPPER9 and
                              provide (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.

Exchange by Mail              Mail the Transfer Agent a letter at the address
                              set forth above under "Initial Purchase by Mail" requesting an exchange. The letter should include
                              (1) name of the account, social security or tax
                              I.D. number, account address and account number,
                              (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, (4) the name of the Fund into which you wish to exchange.


     Other Exchange Information

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.


     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. The Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' written notice.


     You must obtain and should carefully review a copy of the current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

Transfer of Registration


     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include
(1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer, (4) the name of the person to whom you are transferring your shares,
(5) your signature, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

Dividends and Distributions


     The Fund will distribute its net investment income and net capital gain, if any. Shares of the Fund begin accruing dividends on the business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.


     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year.

     If you own Retail or Group Retirement Plan Shares, you will receive lower per share dividends than Premier Shareholders because of the additional expenses borne by Retail and Group Retirement Plan Shareholders under the Fund's Retail Distribution Plan and Group Retirement Servicing Plan.

     The Fund may pay additional distributions and dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax qualification.

Taxation of Distributions

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. All other distributions will be taxed to you as ordinary income.


     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.


     Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

     If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

The Transfer


     Prior to the Fund's inception, the Fund operated as a limited partnership for which an affiliate of the Adviser served as general partner and investment adviser. The Fund's predecessor partnership was not registered under and subject to the provisions of the Investment Company Act of 1940 pursuant to an exemption from registration for entities that have fewer than 100 holders. As an unregistered entity, the Fund's predecessor partnership was not required to comply with the requirements of the Investment Company Act, or the diversification, distribution and other requirements imposed by the Internal Revenue Code. On April 1, 1996, the Fund exchanged Premier Shares for certain portfolio securities of the Fund's predecessor partnership and distributed Premier Shares to the partnership's limited partners who elected to participate in the transfer.

     If the Fund acquired securities in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, the transfer may have adverse tax consequences to you. If the Fund sells securities acquired in the transfer that appreciated in value from the date its predecessor partnership originally acquired them, you will be taxed on any resulting gain (including any appreciation in value from the date the partnership acquired them through the date of the transfer). As a result, you will be taxed on a distribution that economically represents a return of your purchase price rather than an increase in the value of your investment. Your taxable gain will be dependent on a number of factors, and there is no assurance that any gains existing at the time of the transfer would in fact be recognized. Moreover, any tax liability will affect shareholders differently, depending on, among other things, individual decisions to redeem or continue to hold shares, the timing of such decisions, and applicable tax rates.


DISTRIBUTION ARRANGEMENTS

Sales Loads

     The Lipper Funds does not charge investors any sales load for purchasing or selling shares of the Fund. Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase or redemption of the Fund's shares.

Rule 12b-1 Fees

     The Board of Directors has adopted a Rule 12b-1 distribution plan for the Fund's Retail Shares and a shareholder servicing plan for the Fund's Group Retirement Plan Shares. Participating dealers may impose additional fees.

     Retail Distribution Plan


     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

     Group Retirement Servicing Plan


     Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares for providing certain administrative services to their customers who are beneficial owners of the Fund's Group Retirement Plan Shares. These services are intended to supplement the services provided by the Administrator and Transfer Agent and include:


          o establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares;


          o processing dividend and distribution payments from the Fund on behalf of customers;


          o    arranging for bank wires;


          o providing sub-accounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for sub-accounting;


          o forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;

          o assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with The Lipper Funds' service contractors;

          o assisting customers in changing dividend options, account designations and addresses;

          o providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions;

          o providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the participating dealer;

          o responding to customer inquiries relating to the services performed by the participating dealer or the Distributor;

          o responding to customer inquiries concerning their investments in Group Retirement Plan Shares; and

          o    providing other similar shareholder liaison services.

Multiple Classes


     The Fund offers three classes of shares: Premier Shares, Retail Shares, and Group Retirement Plan Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. If you are part of a 401(k), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares and you will have to pay an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

     Retail and Group Retirement Plan Shareholders pay fees out of the net assets of those classes of shares on an ongoing basis. As a result, if you purchase those classes of shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers LLP, the Fund's independent accountants, audited this information, and its report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.


                                 Premier Shares
                                 --------------


                                                        January 1, 1998 to    January 1, 1997 to      April 1, 1996* to
                                                        December 31, 1998     December 31, 1997       December 31, 1996
                                                        ------------------    -----------------       ------------------
Net Asset Value, Beginning of Period                     $     10.11             $     10.18             $     10.00
                                                         -----------             -----------             -----------

Income From Investment Operations:
     Net Investment Income (1)                                  0.84                    0.91                    0.68
     Net Gains or Losses on Securities (both
       realized and unrealized)                                (0.48)                   0.19                    0.21
                                                         -----------             -----------             -----------
         Total from Investment Operations                       0.36                    1.10                    0.89
                                                         -----------             -----------             -----------
Less Distributions:
     Dividends (from net investment income)                    (0.86)                  (0.91)                  (0.68)
     Distributions (from capital gains)                        (0.04)                  (0.26)                  (0.03)
                                                         -----------             -----------             -----------
         Total Distributions                                   (0.90)                  (1.17)                  (0.71)
                                                         -----------             -----------             -----------


Net Asset Value, End of Period                           $      9.57             $     10.11             $     10.18
                                                         ===========             ===========             ===========
Total Return(2)                                                 3.61%                  11.22%                   9.23%
                                                         ===========             ===========             ===========
Ratios/Supplemental Data:
Net Assets, End of Period (000's)                        $    85,662             $    85,151             $   102,945
Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                             1.00%                   1.00%                   1.00%**
     Net Investment Income to Average Net                       8.50%                   8.58%                   9.01%**
         Assets
Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                             1.15%                   1.16%                   1.27%**
     Net Investment Income to Average Net                       8.35%                   8.42%                   8.74%**
         Assets
Portfolio Turnover Rate                                          110%                    105%                     74%

----------


 *   Commencement of Fund operations as a mutual fund.
**   Annualized.

(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.01 for the year ended December 31, 1998, $0.02 for the year ended December 31, 1997, and $0.02 for the period ended December 31, 1996.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the years ended December 31, 1998 and December 31, 1997 and the period ended December 31, 1996. Total return for the period April 1, 1996 through December 31, 1996 is not annualized.

                                  Retail Shares
                                  -------------

                                                      January 1, 1998 to     January 1, 1997 to       April 11, 1996* to
                                                      December 31, 1998      December 31, 1997        December 31, 1996
                                                      ------------------     ------------------       -------------------
Net Asset Value, Beginning of Period                      $   10.11               $   10.18               $    9.91
                                                          ---------               ---------               ---------


Income From Investment Operations:
     Net Investment Income (1)                                 0.82                    0.84                    0.62
     Net Gains or Losses on Securities (both
       realized and unrealized)                               (0.49)                   0.23                    0.34
                                                          ---------               ---------               ---------
         Total from Investment Operations                      0.33                    1.07                    0.96
                                                          ---------               ---------               ---------

Less Distributions:
     Dividends (from net investment income)                   (0.83)                  (0.88)                  (0.66)
     Distributions (from capital gains)                       (0.04)                  (0.26)                  (0.03)
                                                          ---------               ---------               ---------
         Total Distributions                                  (0.87)                  (1.14)                  (0.69)
                                                          ---------               ---------               ---------

Net Asset Value, End of Period                            $    9.57               $   10.11               $   10.18
                                                          =========               =========               =========
Total Return(2)                                                3.36%                  10.97%                  10.04%
                                                          =========               =========               =========
Ratios/Supplemental Data:
Net Assets, End of Period (000's)                         $   5,950               $   4,697               $     845

Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.25%                   1.25%                   1.25%**
     Net Investment Income to Average Net                      8.12%                   8.31%                   8.95%**
         Assets
Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.40%                   1.41%                   1.59%**
     Net Investment Income to Average Net                      7.97%                   8.15%                   8.61%**
         Assets


Portfolio Turnover Rate                                         110%                    105%                     74%


----------

 *   Initial offering of shares by the Fund.
**   Annualized.



(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.01 for the year ended December 31, 1998, $0.02 for the year ended December 31, 1997, and $0.02 for the period ended December 31, 1996.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the years ended December 31, 1998 and December 31, 1997 and the period ended December 31, 1996. Total return for the period April 11, 1996 through December 31, 1996 is not annualized.

                          Group Retirement Plan Shares
                          ----------------------------

                                                       January 1, 1998 to       January 1, 1997 to       April 12 1996* to
                                                       December 31, 1998        December 31, 1997        December 31, 1996
                                                       -----------------        ------------------       ------------------

Net Asset Value, Beginning of Period                      $   10.11                $   10.18                $    9.93
                                                          ---------                ---------                ---------

Income From Investment Operations:
     Net Investment Income (1)                                 0.80                     0.85                     0.62
     Net Gains or Losses on Securities (both
       realized and unrealized)                               (0.47)                    0.22                     0.32
                                                          ---------                ---------                ---------
         Total from Investment Operations                      0.33                     1.07                     0.94
                                                          ---------                ---------                ---------

Less Distributions:
     Dividends (from net investment income)                   (0.83)                   (0.88)                   (0.66)
     Distributions (from capital gains)                       (0.04)                   (0.26)                   (0.03)
                                                          ---------                ---------                ---------
         Total Distributions                                  (0.87)                   (1.14)                   (0.69)
                                                          ---------                ---------                ---------

Net Asset Value, End of Period                            $    9.57                $   10.11                $   10.18
                                                          =========                =========                =========
Total Return(2)                                                3.37%                   10.96%                    9.78%
                                                          =========                =========                =========


Ratios/Supplemental Data:
Net Assets, End of Period (000's)                         $   4,515                $   3,518                $   2,198
Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.25%                    1.25%                    1.25%**
     Net Investment Income to Average Net                      8.13%                    8.32%                    8.91%**
         Assets
Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.40%                    1.41%                    1.55%**
     Net Investment Income to Average Net                      7.98%                    8.16%                    8.61%**
         Assets
Portfolio Turnover Rate                                         110%                     105%                      74%



----------

 *   Initial offering of shares by the Fund.
**   Annualized.


(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.01 for the year ended December 31, 1998, $0.02 for the year ended December 31, 1997, and $0.02 for the period ended December 31, 1996.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the years ended December 31, 1998 and December 31, 1997 and the period ended December 31, 1996. Total return for the period April 12, 1996 through December 31, 1996 is not annualized.

                             ADDITIONAL INFORMATION

The Lipper Funds, Inc. offers three diversified no-load portfolios: Lipper High Income Bond Fund, Prime Lipper Europe Equity Fund and Lipper U.S. Equity Fund.

The Statement of Additional Information contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders also contains additional information, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Statement of Additional Information, the Fund's annual or semi-annual reports, or the Prospectuses for any of The Lipper Funds, or to make shareholder inquiries or request other information about the Fund, call 1-800-LIPPER9, write the Fund's Distributor at the address listed on the front cover of this Prospectus, e-mail the Fund's Distributor at thelipperfunds@lipper.com, or visit The Lipper Funds' Internet site at http://www.lipper.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for more information. You may also obtain reports and other information about the Fund from the SEC's Internet site at http://www.sec.gov or, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

INVESTMENT ADVISER:                  Lipper & Company, L.L.C.

ADMINISTRATOR AND
TRANSFER AGENT:           Chase Global Funds Services Company

DISTRIBUTOR:                            Lipper & Company, L.P.

CUSTODIAN:                           The Chase Manhattan Bank

BOARD OF DIRECTORS:


 KENNETH LIPPER                        ABRAHAM BIDERMAN
 Chairman of the Board                 Executive Vice President
  The Lipper Funds, Inc.                Lipper & Company
 President and Chairman
  Lipper & Company

 STANLEY BREZNOFF                      MARTIN MALTZ
 Chief Executive Officer               Principal Scientist,
  Maimonides Medical Center             Xerox Corporation


 IRWIN RUSSELL
 Attorney
  Law Offices of Irwin E. Russell
 Director
  The Walt Disney Company

TICKER SYMBOLS:

  Premier Shares:          LHIBX
  Retail Shares:           LHIRX
  Group Retirement

   Plan shares:            LHIGX

Investment Company Act File No. 811-9108


The Lipper Funds, Inc. is not affiliated with Lipper Inc.

                                                          THE LIPPER FUNDS, INC.


                             LIPPER U.S. EQUITY FUND

                                 PROSPECTUS AND
                             NEW ACOUNT APPLICATION


                             The Lipper Funds, Inc.
                                101 Park Avenue
                               New York, NY 10178

                                  1-800-LIPPER9

                              http://www.lipper.com
                            thelipperfunds@lipper.com


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL ACCURACY OFFENSE.


April 30, 1999

                                TABLE OF CONTENTS

                                                                                    Page


RISK/RETURN SUMMARY..................................................................3
   Fund Investment Objective.........................................................3
   Principal Investment Strategies of the Fund.......................................3
   Principal Risks of Investing in the Fund..........................................3
   Fees and Expenses of the Fund.....................................................5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS..............6
   Investment Objective and Principal Investment Strategies..........................6
     Other Investments...............................................................7
     Temporary Investments...........................................................7
   Risks.............................................................................8

MANAGEMENT...........................................................................8
   Compensation......................................................................8
   Executive Officers and Members of the Investment Committee........................8
   Year 2000........................................................................10

SHAREHOLDER INFORMATION.............................................................10
   Pricing of Fund Shares...........................................................10
   Minimum Purchases, Additional Investments and Account Balances...................10
   Purchasing Fund Shares...........................................................11
     Other Purchase Information.....................................................12
   Redeeming Fund Shares............................................................12
     Other Redemption Information...................................................13
   Exchange Privilege...............................................................14
     Other Exchange Information.....................................................14
   Transfer of Registration.........................................................14
   Dividends and Distributions......................................................15
   Taxation of Distributions........................................................15

DISTRIBUTION ARRANGEMENTS...........................................................16
   Sales Loads......................................................................16
   Rule 12b-1 Fees..................................................................16
     Retail Distribution Plan.......................................................16
     Group Retirement Servicing Plan................................................16
   Multiple Classes.................................................................17

FINANCIAL HIGHLIGHTS................................................................18


RISK/RETURN SUMMARY


Fund Investment Objective


     The Fund's investment objective is capital appreciation.

Principal Investment Strategies of the Fund


     The Fund invests primarily in a portfolio of common stocks of U.S. issuers with market capitalizations in excess of $500 million.

     Lipper & Company, L.L.C., the Fund's investment adviser, looks for stocks whose current market prices do not reflect the issuers' historic business performance and future earnings growth. The Adviser selects common stocks that it believes are selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions.

     In managing the Fund, the Adviser utilizes a value-oriented, "bottom-up" investment approach, focusing on issuers whose valuations relative to earnings growth and business prospects are attractive. The Adviser attempts to structure a portfolio of common stocks whose average five year estimated earnings per share growth rate is higher than that of the Standard & Poor's 500 Index, and whose average price-to-earnings ratio is below that of the Index.



     The Fund is suitable for investors who seek long-term capital appreciation and who want exposure to a portfolio of U.S. equity securities.


Principal Risks of Investing in the Fund


     The value of the Fund's shares will fluctuate in response to (1) changes in market and economic conditions, (2) changes in the financial conditions and prospects of the issuers in which the Fund invests, (3) changes in the industry in which a particular issuer operates, such as competition or technological advance, (4) social, economic or political factors, and (5) market volatility. In addition, the Fund may engage in active and frequent trading to achieve its investment objective, which may result in increased transaction costs and adverse tax consequences. As a result, you may lose money by investing in the Fund.

     The following bar chart reflects the annual total returns for the Fund's Premier Shares since the Fund's inception. The information in this bar chart provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.



      19.81%                    18.96%                     11.35%
      [Bar Chart]               [Bar Chart]                [Bar Chart]
      1996                      1997                       1998



     The Fund's highest return for a quarter was 14.37%, which occurred in the 1st quarter of 1998. The Fund's lowest return for a quarter was (16.25)%, which occurred in the 3rd quarter of 1998.

     The following table provides some indication of the risks of investing in the Fund by comparing the average annual total return of the Fund for the period to that of the Standard & Poor's 500 Index, a market-value weighted index of 500 stocks of U.S. issues based on market size, liquidity and industry group representation, and the Morningstar, Inc. U.S. Equity (Growth) Funds Average, which reflects the average total return of 1,620 mutual funds with similar investment objectives:

                                                        Average Annual Total
                                  1 Year Performance   Return Since Inception*
Lipper U.S. Equity Fund           ------------------   ------------------------
   Premier Shares                       11.35%                16.56%
   Retail Shares                        11.15%                16.42%
   Group Retirement Plan Shares         11.16%                16.43%
S&P 500 Index**                         28.70%                28.27%
Morningstar U.S. Equity (Growth)
   Funds Average+                       19.37%                20.96%





----------


  * Inception dates are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail and Group Retirement Plan Shares. Average Annual Total Return Since Inception for the S&P 500 Index and the Morningstar, Inc. U.S. Equity (Growth) Funds average reflects average annual total return for the period January 2, 1996 through December 31, 1998.

 ** Unlike the Fund's return, the total returns for the S&P 500 Index do not include the effect of brokerage commissions, transaction fees or other costs of investing.

  + Morningstar U.S. Equity (Growth) Funds Average includes the reinvestment of dividends and capital gains.

Fees and Expenses of the Fund


     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


         Shareholder Fees (fees paid directly from your investment)
              Maximum Sales Charge (Load) Imposed on Purchases
                  (as a percentage of offering price)                                        None
              Maximum Deferred Sales Charge (Load)                                           None
              Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    None
              Redemption Fee                                                                 None
              Exchange Fee                                                                   None



         Annual Fund  Operating  Expenses  (expenses that are deducted from Fund assets)
              Management Fees (before waiver)*
                  Premier Shares                                                             0.85%
                  Retail Shares                                                              0.85%
                  Group Retirement Plan Shares                                               0.85%
              Distribution and Service (12b-1) Fees+
                  Premier Shares                                                             None
                  Retail Shares                                                              0.25%
                  Group Retirement Plan Shares                                               0.25%
              Other Expenses
                  Premier Shares                                                             0.66%
                  Retail Shares                                                              0.66%
                  Group Retirement Plan Shares                                               0.66%
                                                                                             -----
              Total Annual Fund Operating Expenses (before waiver)*
                  Premier Shares                                                             1.51%
                  Retail Shares                                                              1.76%
                  Group Retirement Plan Shares                                               1.76%


     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. These tables do not reflect those fees.


----------
  * The Adviser voluntarily waived a portion of its investment advisory fee during the 1998 fiscal year. As a result, the actual Management Fee was 0.44% for each of the Fund's share classes and the Total Annual Fund Operating Expenses were 1.10% for the Premier Shares and 1.35% for the Retail and Group Retirement Plan Shares. The Adviser may discontinue this waiver at any time.

 + You may purchase Premier Shares if you invest more than $1 million in the Fund and you will not pay any Distribution or Service (12-1) Fees.
     If you are part of a 401(K), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares and you will have to pay an annual Service Fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares. All other investors may purchase Retail Shares and will have to pay an annual Distribution Fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

     Example

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:*



                                     1 Year       3 Years    5 Years    10 Years
                                     ------       -------    -------    --------
  Premier Shares                      $154          $477       $824      $1,802
  Retail Shares                       $179          $554       $954      $2,073
  Group Retirement Plan Shares        $179          $554       $954      $2,073



INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Principal Investment Strategies


     The Fund's investment objective is capital appreciation. The Adviser invests the Fund's assets primarily in a portfolio of common stocks of issuers with market capitalizations in excess of $500 million. The Adviser selects common stocks that it believes are selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions.

     In managing the Fund, the Adviser utilizes a value-oriented, "bottom-up" investment approach, focusing on issuers whose valuations relative to earnings growth and business prospects are attractive. The Adviser attempts to structure a portfolio of common stocks whose average five year estimated earnings per share growth rate is higher than that of the S&P 500 Index, and whose average price-to-earnings ratio is below that of the Index.


     The Adviser emphasizes industries and companies undergoing fundamental change that may lead to improved profitability and accelerated earnings growth. For example, the Adviser may target an industry undergoing deregulation. The Adviser may also seek investment opportunities on a company-specific level, selecting a company whose earnings outlook is less certain as a result of a merger, restructuring or recent earnings disappointment. The Adviser also seeks stocks of corporations that are expected to generate substantial surplus cash flows through high returns on equity or savings as a result of a restructuring or a merger.


----------
* The example reflects the Fund's total operating expenses before taking into consideration that the Adviser voluntarily waived a portion of its investment advisory fee during the 1998 fiscal year. If you consider this voluntary waiver, your costs for the one, three, five and ten year periods would be $112, $350, $606 and $1,340, respectively, for the Premier Shares, and $137, $428, $739 and $1,624, respectively, for the Retail and Group Retirement Plan Shares.

     The Adviser may seek to reduce investment risk and increase income by employing a "Buy-Write" strategy for the Fund. The Adviser may use this strategy for common stocks that are trading within a range that the Adviser believes reflects their fair value. The Adviser may write a call option (e.g., sell, for a certain price, the right to purchase shares at a particular "strike" price) in an amount up to the number of shares of the underlying security the Adviser has purchased, thereby generating income from the sale of the call option. This strategy is intended both to increase the Fund's returns and to reduce some of the Fund's risk. A "Buy-Write" strategy is generally considered more conservative than an outright purchase of the underlying security. However, a "Buy-Write" strategy limits potential capital gains because the Adviser may have to sell securities at the "strike" price if the purchaser of the call option exercises its right to purchase the securities.


     Because the Adviser seeks to invest in those stocks it believes are undervalued, the Fund may not always be fully invested. If the Adviser cannot find stocks that are undervalued, it will invest a portion of the Fund's assets in cash and cash equivalents until such time as it finds stocks that meet its investment criteria. If the Fund is not fully invested, it may not achieve its investment objective.

     Other Investments


     The Fund may invest in preferred stock (including convertible preferred stock), warrants and non-U.S. dollar-denominated securities. The Fund may also invest in options on indexes, Standard & Poor's Depositary Receipts (SPDRs), Diamonds and other investments that track broad-based indexes. SPDRs represent units in a trust that holds a portfolio of common stocks that closely track the price, performance and dividends of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 component stocks. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (DJIA) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Both SPDRs and Diamonds are listed on the American Stock Exchange.


     The Fund may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and other types of depositary receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

     Temporary Investments

     For temporary defensive purposes, the Fund may invest up to all of its assets in cash and/or high quality short-term debt instruments. The Fund may also at any time invest some of its assets in these instruments to meet redemptions and to cover operating expenses. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Risks

     The value of the Fund's shares will fluctuate with the market value of its portfolio positions. Factors affecting the value of the Fund's portfolio positions include:

          o factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead;

          o factors affecting the industry in which a particular issuer operates, such as competition or technological advances;

          o    social, economic or political factors; and

          o    market volatility.

     The Fund's investments in non-U.S. securities, such as Depositary Receipts, may subject the Fund to social, political, economic and currency risks not typically associated with investing in U.S. equities.


     The Fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading may result in increased transaction costs and adverse tax consequences and may detract from the Fund's performance.


MANAGEMENT


     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser.

     The Adviser is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1998, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of approximately $5 billion on behalf of its institutional and high net worth clients. Lipper and its affiliates serve as the general partner and/or investment adviser to several investment limited partnerships and mutual funds organized in the U.S. and offshore that offer complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities and merger arbitrage.


Compensation


     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 0.85% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its investment advisory fee with respect to the Fund. For the most recent fiscal year, the Adviser's management fee was 0.44%.

Executive Officers and Members of the Investment Committee

     An Investment Committee of the Adviser consisting of Kenneth Lipper, Michael Visovsky, Nancy Friedman and Max Zentman is responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers of the Adviser and the Members of the Fund's Investment Committee.



     Kenneth Lipper is the President of the Adviser and a member of the Fund's Investment Committee for the Fund. Mr. Lipper has been President of Lipper & Company, L.P. (together with its predecessor, Lipper & Company, Inc.) since 1987. Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing

Director of Salomon Brothers Inc. from 1976 to 1982. He subsequently served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days. He graduated from Columbia University and Harvard Law School and is a member of the New York State Bar. As a specialist in corporate finance since 1969, Mr. Lipper has held all levels of responsibility as an adviser to corporations in mergers, tender offers, convertible issues, asset valuations and other investment banking transactions. Since 1987, Mr. Lipper has supervised the investment management and investment banking operations of Lipper. He is a director and chairman of the audit committee of New Holland N.V., a director of the Lincoln Center for the Performing Arts, a trustee of the Sundance Institute, a member of the Federal Reserve Bank of New York's International Advisory Board, a member of the Advisory Board of The Chase Manhattan Bank and a Senior Financial Adviser to the New York City Council. Mr. Lipper also serves on the Harvard Executive Committee on University Resources and the Visitor's Committee of the Kennedy School of Government at Harvard University.


     Abraham Biderman is an Executive Vice President of the Adviser and of Lipper & Company, L.P. Mr. Biderman is also Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of Lipper and the Adviser. Mr. Biderman joined Lipper in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.


     Edward Strafaci is an Executive Vice President and the Director of Fixed Income Money Management for the Adviser and for Lipper & Company, L.P. Mr. Strafaci is principally responsible for the trading operations of Lipper Convertibles. He has co-managed Lipper Convertibles since 1989, and has been a trader with Lipper Convertibles since its inception in 1985. Prior to joining Lipper Convertibles, Mr. Strafaci was a trader at Dean Witter Reynolds Inc. from 1984 to 1985. Mr. Strafaci received his M.B.A. and B.S. from St. John's University.

     Michael Visovsky is a member of the Fund's Investment Committee for the Fund and is a Managing Director and the Director of Research for Lipper & Company, L.P. Mr. Visovsky is responsible for all of Lipper's research operations, and has been responsible for research for Lipper Convertibles since its inception in 1985. Previously, Mr. Visovsky was a research analyst at Dean Witter Reynolds Inc. He received a law degree from Brooklyn Law School and is a member of the New York State Bar. Mr. Visovsky received his M.B.A. from New York University and his B.B.A. from Baruch College (CUNY).

     Nancy Friedman is a member of the Fund's Investment Committee for the Fund and is a Vice President in charge of equity research for Lipper & Company, L.P. Ms. Friedman joined Lipper in 1993. Prior to joining Lipper, she served as a securities analyst at Lehman Brothers Inc. from 1985 to 1993. From 1982 to 1985, Ms. Friedman worked for Merrill Lynch & Co. as a securities analyst. Ms. Friedman received her B.A. from Barnard College, Columbia University and her M.B.A. from New York University.

     Max Zentman is a member of the Fund's Investment Committee for the Fund and is a Vice President of Lipper & Company, L.P. Prior to joining Lipper, Mr. Zentman served as Portfolio Manager at Bethlehem Steel Pension Trust and Senior Equity Research Analyst, Woodbridge Capital Management Division of Comerica Bank. Mr. Zentman also served as Investment Officer and Research Analyst at Marine National Exchange Bank and Investment Analyst at

Manufacturers National Bank. Mr. Zentman graduated with a B.S. in Finance and an M.A. in Economics from Wayne State University.


Year 2000

     The Adviser and the Fund's other service providers, including Chase Global Funds Services Company, the Fund's Administrator and Transfer Agent, The Chase Manhattan Bank, the Fund's Custodian, and the Distributor, are taking steps to address any year 2000-related computer problems that may affect the Fund. The Lipper Funds and the Adviser do not anticipate that computer problems related to the year 2000 will have an adverse effect on the Fund. However, there can be no assurance in this area. There exists the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general. The Lipper Funds will monitor the year 2000 readiness of the Adviser, the Administrator and Transfer Agent and the other third-party vendors that provide services to the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.


     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m. New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers, and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.


Minimum Purchases, Additional Investments and Account Balances


     Each of the Fund's classes has the following minimum amounts to purchase shares initially, to make additional investments, and to maintain your investment in a particular class of shares:

                                Minimum                 Minimum                   Minimum
Class of Shares            Initial Purchase      Additional Investment        Account Balance
---------------            ----------------      ---------------------        ---------------
Premier                       $1,000,000                 $2,500                  $500,000
Retail (non-I.R.A)              $10,000                  $2,500                   $1,000
Retail (I.R.A.)                 $2,000                    $250                    $1,000
Group Retirement Plan            None                     None                     None

     The Fund may vary or waive these minimum amounts at any time.

Purchasing Fund Shares

     Shares of the Fund are sold without any sales charge. You may purchase shares of the Fund in one of the following ways:

Method for Purchase           What You Need To Do
-------------------           -------------------

Initial Purchase by Mail      Mail your  account  application  and a check  made
                              payable to "The Lipper Funds, Inc." to:

                                        The Lipper Funds, Inc.
                                        c/o Chase Global Funds Services Company
                                        P.O. Box 2798
                                        Boston, MA  02208-2798


Initial Purchase by Wire      First, call Chase Global Funds Services Company,
                              the Fund's Transfer Agent, at 1-800-LIPPER9 and provide (1) your name, address, telephone number, and social security or tax I.D. number, (2) name of the Fund and class of shares you wish to purchase, (3) amount you are wiring, (4) name of the bank wiring the funds, and (5) whether or not you have an existing account. The Transfer
                              Agent will provide you with a reference number.

                              Next, instruct your bank to wire the specified amount to The Chase Manhattan Bank, the Fund's Custodian, as follows:


                                        The Chase Manhattan Bank
                                        New York, NY 10003
                                        ABA # 0210-0002-1
                                        DDA Acct. #910-2-753168
                                        F/B/O The Lipper Funds, Inc.
                                        Ref: Lipper U.S. Equity Fund
                                        Account/Reference Number __________
                                        Account Name ______________________


                              Finally, mail your account application to the Transfer Agent at the address set forth above under "Initial Purchase by Mail."

Additional Investments        Mail a check payable to "The Lipper Funds, Inc."
                              to the Transfer Agent at the address set forth above under "Initial Purchase by Mail" or wire funds using the procedures set forth above under "Initial Purchase by Wire." You should include the name of the account, account number and the name of the Fund and class of shares you wish to purchase on the check or wire to ensure proper crediting to your account.

     Other Purchase Information

     You may also purchase shares of the Fund through participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, if you are a customer of that participating dealer. Participating dealers may impose additional or different conditions or other account fees on your purchase of Fund shares. Each participating dealer is responsible for sending its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. If you are a customer of a participating dealer, you should consult the dealer for information regarding these fees and conditions. The Lipper Funds, the Distributor, the Adviser or any of the Adviser's affiliates may compensate certain participating dealers. Compensation may be different with respect to each class of shares.

     The Distributor or a participating dealer must transmit your order to the Transfer Agent within one business day after it receives your order. If the Distributor or a participating dealer receives your order and transmits it to the Transfer Agent prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will price your shares at that day's net asset value. If not, the Fund will price your shares based on the next business day's net asset value. The Distributor or a participating dealer generally must receive payment for your shares on settlement date, the third business day after the date on which you placed your order. If you make payment prior to the settlement date, you may permit the payment to be held in your brokerage account or you may designate a temporary investment for such payment until the settlement date. The Fund may reject any purchase order and suspend the offering of its shares for a period of time.


     In the interest of economy and convenience, the Fund will not issue certificates for shares unless you make a written request. The Fund will not issue certificates for fractional shares under any circumstances. It is considerably more difficult to redeem shares held in certificate form.

Redeeming Fund Shares

     You may redeem shares of the Fund at any time in one of the following ways:

Method for Redemption           What You Need to Do
---------------------           -------------------


Redemption through the        Call the Distributor at 1-800-LIPPER9 or
Distributor or a              your Participating Dealer.
Participating Dealer

Redemption by Telephone       Call the Transfer Agent at 1-800-LIPPER9 and
                              request that the Transfer Agent send you the redemption proceeds or wire the funds to your account.

Redemption by Mail            Mail the Transfer Agent a letter at the address
                              specified under "Initial Purchase by Mail" requesting a redemption. The letter should include
                              (1) name of the account, social security or tax
                              I.D. number, account address and account number,
                              (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.

     Other Redemption Information


     If the Fund receives your redemption request in proper form (including all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before these funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days from the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check.


     If you reduce your account to below the minimum investment balances set forth above, the Fund may redeem your account. The Fund will give you at least 30 days in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by a distribution of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.


     You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (1) your written request for redemption, (2) a stock power that specifies the total number of shares and class of shares to be redeemed, or (3) all of the stock certificates you tender for redemption (if you hold your shares in certificated form).

Exchange Privilege

     You may exchange your shares of the Fund for shares of the same class of the other funds in The Lipper Funds family, including the Lipper High Income Bond Fund and the Prime Lipper Europe Equity Fund, in one of the following ways:

Method for Exchange           What You Need To Do


Exchange by Telephone         Call the Transfer Agent at 1-800-LIPPER9 and
                              provide (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.

Exchange by Mail              Mail the Transfer Agent a letter at the address
                              set forth under "Initial Purchase by Mail" requesting an exchange. The letter should include
                              (1) name of the account, social security or tax
                              I.D. number, account address and account number,
                              (2) name of the Fund and class of share from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.




     Other Exchange Information

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.


     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. The Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' written notice.


     You must obtain and should carefully review a copy of the current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

Transfer of Registration


     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include

(1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer, (4) the name of the person to whom you are transferring your shares,
(5) your signature, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.


Dividends and Distributions


     The Fund will distribute its net investment income and net capital gain, if any. Shares of the Fund begin accruing dividends on the business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.


     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year.

     If you own Retail or Group Retirement Plan Shares, you will receive lower per share dividends than Premier Shareholders because of the additional expenses borne by Retail and Group Retirement Plan Shareholders under the Fund's Retail Distribution Plan and Group Retirement Servicing Plan.

     The Fund may pay additional distributions and dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax qualification.

Taxation of Distributions

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. All other distributions will be taxed to you as ordinary income.


     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.


     Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

     If you are a corporation, a significant portion of your ordinary income dividends may be eligible for the dividends-received deduction.

     If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

DISTRIBUTION ARRANGEMENTS

Sales Loads

     The Lipper Funds does not charge investors any sales load for purchasing or selling shares of the Fund. Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase or redemption of the Fund's shares.

Rule 12b-1 Fees

     The Board of Directors has adopted a Rule 12b-1 distribution plan for the Fund's Retail Shares and a shareholder servicing plan for the Fund's Group Retirement Plan Shares. Participating dealers may impose additional fees.

     Retail Distribution Plan

     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

     Group Retirement Servicing Plan


     Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares for providing certain administrative services to their customers who are beneficial owners of the Fund's Group Retirement Plan Shares. These services are intended to supplement the services provided by the Administrator and Transfer Agent and include:


          o establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares;

          o processing dividend and distribution payments from the Fund on behalf of customers;

          o    arranging for bank wires;

          o providing sub-accounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for sub-accounting;

          o forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;

          o assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with The Lipper Funds' service contractors;

          o assisting customers in changing dividend options, account designations and addresses;

          o providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions;

          o providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the participating dealer;

          o responding to customer inquiries relating to the services performed by the participating dealer or the Distributor;

          o responding to customer inquiries concerning their investments in Group Retirement Plan Shares; and

          o    providing other similar shareholder liaison services.

Multiple Classes


     The Fund offers three classes of shares: Premier Shares, Retail Shares, and Group Retirement Plan Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. If you are part of a 401(k), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares and you will have to pay an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.


     Retail and Group Retirement Plan Shareholders pay fees out of the net assets of those classes of shares on an ongoing basis. As a result, if you purchase those classes of shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming you reinvested all dividends and distributions). PricewaterhouseCoopers LLP, the Fund's independent accountants, audited this information, and its report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.

                                 Premier Shares
                                 --------------

                                                    January 1, 1998 to     January 1, 1997 to    January 2, 1996*
                                                     December 31, 1998      December 31, 1997   to December 31, 1996
                                                    ------------------     ------------------   --------------------

Net Asset Value, Beginning of Period                  $    12.04               $    11.38           $    10.00
                                                      ----------               ----------           ----------


Income From Investment Operations:
     Net Investment Income (1)                              0.13                     0.16                 0.18
     Net Gains or Losses on Securities
       (both realized and unrealized)                       1.26                     1.96                 1.81
         Total from Investment Operations             ----------               ----------           ----------
                                                            1.39                     2.12                 1.99
                                                      ----------               ----------           ----------

Less Distributions:
     Dividends (from net investment income)                (0.14)                   (0.16)               (0.19)
     Distributions (from capital gains)                    (0.67)                   (1.30)               (0.34)
     In Excess of Net Realized Gains                          --                       --                (0.08)
                                                      ----------               ----------           ----------
         Total Distributions                               (0.81)                   (1.46)               (0.61)
                                                      ----------               ----------           ----------


Net Asset Value, End of Period                        $    12.62               $    12.04           $    11.38
                                                      ==========               ==========           ==========
Total Return(2)                                            11.35%                   18.96%               19.81%
                                                      ==========               ==========           ==========
Ratios/Supplemental Data:
Net Assets, End of Period (000's)                     $   22,088               $   14,203           $   15,098
Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                         1.10%                    1.10%                1.10%**
     Net Investment Income to Average Net                   1.07%                    1.24%                1.68%**
         Assets

Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:

     Expenses to Average Net Assets                         1.51%                    1.76%                2.28%**
     Net Investment Income to Average Net                   0.66%                    0.58%                0.50%**
         Assets

Portfolio Turnover Rate                                      204%                     145%                 117%


----------


 * Commencement of Fund operations.
** Annualized.


(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.05 for the year ended December 31, 1998, $0.08 for the year ended December 31, 1997, and $0.13 for the period ended December 31, 1996.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the years ended December 31, 1998 and December 31, 1997 and the period ended December 31, 1996. Total return for the period January 2, 1996 through December 31, 1996 is not annualized.

                                  Retail Shares
                                  -------------


                                                     January 1, 1998 to     January 1, 1997 to    January 4, 1996* to
                                                      December 31, 1998      December 31, 1997       December 31, 1996
                                                      -----------------      -----------------       -----------------


Net Asset Value, Beginning of Period                      $   12.03              $   11.38               $   10.00
                                                          ---------              ---------               ---------


Income From Investment Operations:
     Net Investment Income (1)                                 0.11                   0.13                    0.11
     Net Gains or Losses on Securities
       (both realized and unrealized)                          1.26                   1.95                    1.86
                                                          ---------              ---------               ---------
         Total from Investment Operations                      1.37                   2.08                    1.97
                                                          ---------              ---------               ---------


Less Distributions:
     Dividends (from net investment income)                   (0.11)                 (0.13)                  (0.17)
     Distributions (from capital gains)                       (0.67)                 (1.30)                  (0.34)
     In Excess of Net Realized Gains                             --                     --                   (0.08)
                                                          ---------              ---------               ---------
         Total Distributions                                  (0.78)                 (1.43)                  (0.59)
                                                          ---------              ---------               ---------


Net Asset Value, End of Period                            $   12.62              $   12.03               $   11.38
                                                          =========              =========               =========
Total Return(2)                                               11.15%                 18.58%                  19.62%
                                                          =========              =========               =========


Net Assets, End of Period (000's)                         $   1,308              $     899               $     613
Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.35%                  1.35%                   1.35%**
     Net Investment Income to Average Net                      0.80%                  0.96%                   1.31%**
         Assets
Ratios of Expenses to Average Net Assets Before
   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                            1.76%                  2.01%                   2.75%**
     Net Investment Income to Average Net                      0.39%                  0.30%                  (0.09)%**
         Assets
Portfolio Turnover Rate                                         204%                   145%                    117%


----------

 *   Initial offering of shares by the Fund.
**   Annualized.


(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.06 for the year ended December 31, 1998, $0.09 for the year ended December 31, 1997, and $0.12 for the period ended December 31, 1996.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the years ended December 31, 1998 and December 31, 1997 and the period ended December 31, 1996. Total return for the period January 4, 1996 through December 31, 1996 is not annualized.

                          Group Retirement Plan Shares
                          ----------------------------

                                                       January 1, 1998 to     January 1, 1997 to     January 4, 1996* to
                                                       December 31, 1998       December 31, 1997        December 31, 1996
                                                       -----------------       -----------------        -----------------


Net Asset Value, Beginning of Period                       $   12.01              $   11.38                 $   10.00
                                                          ----------              ---------                 ---------


Income From Investment Operations:
     Net Investment Income (1)                                  0.09                   0.08                      0.07
     Net Gains or Losses on Securities
       (both realized and unrealized)                           1.28                   2.00                      1.91
                                                           ---------              ---------                 ---------
         Total from Investment Operations                       1.37                   2.08                      1.98
                                                           ---------              ---------                 ---------


Less Distributions:
     Dividends (from net investment income)                    (0.12)                 (0.15)                    (0.18)
     Distributions (from capital gains)                        (0.67)                 (1.30)                    (0.34)
     In Excess of Net Realized Gains                              --                     --                     (0.08)
                                                           ---------              ---------                 ---------
         Total Distributions                                   (0.79)                 (1.45)                    (0.60)
                                                           ---------              ---------                 ---------


Net Asset Value, End of Period                             $   12.59              $   12.01                 $   11.38
                                                           =========              =========                 =========
Total Return(2)                                                11.16%                 18.55%                    19.69%
                                                           =========              =========                 =========

Ratios/Supplemental Data:
Net Assets, End of Period (000's)                          $   3,510              $   1,887                 $     452
Ratios of Expenses to Average Net Assets After
   Expense Waiver and/or Reimbursement:

     Expenses to Average Net Assets                             1.35%                  1.35%                     1.35%**
     Net Investment Income to Average Net                       0.87%                  0.89%                     1.29%**
         Assets

Ratios of Expenses to Average Net Assets Before

   Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                             1.76%                  2.01%                     2.39%**
     Net Investment Income to Average Net                       0.46%                  0.25%                     0.25%**
         Assets

Portfolio Turnover Rate                                          204%                   145%                      117%



----------

 *   Initial offering of shares by the Fund.
**   Annualized.



(1) Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of $0.04 for the year ended December 31, 1998, $0.06 for the year ended December 31, 1997, and $0.06 for the period ended December 31, 1996.


(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the years ended December 31, 1997 and December 31, 1998 and the period ended December 31, 1996. Total return for the period January 4, 1996 through December 31, 1996 is not annualized.

                             ADDITIONAL INFORMATION

The Lipper Funds, Inc. offers three diversified no-load portfolios: Lipper U.S. Equity Fund, Lipper High Income Bond Fund and Prime Lipper Europe Equity Fund.

The Statement of Additional Information and contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders also contains additional information, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Statement of Additional Information, the Fund's annual or semi-annual reports, or the Prospectuses for any of The Lipper Funds, or to make shareholder inquiries or request other information about the Fund, call 1-800-LIPPER9, write the Fund's Distributor at the address listed on the front cover of this Prospectus, e-mail the Fund's Distributor at thelipperfunds@lipper.com, or visit The Lipper Funds' Internet site at http://www.lipper.com.

You can review and copy information about the Fund, including the Statement of Additional Information, at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for more information. You may also obtain reports and other information about the Fund from the SEC's Internet site at http://www.sec.gov or, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

INVESTMENT ADVISER:                  Lipper & Company, L.L.C.

ADMINISTRATOR AND
TRANSFER AGENT:           Chase Global Funds Services Company

DISTRIBUTOR:                            Lipper & Company, L.P.

CUSTODIAN:                           The Chase Manhattan Bank

BOARD OF DIRECTORS:

 KENNETH LIPPER                        ABRAHAM BIDERMAN
 Chairman of the Board                 Executive Vice President
  The Lipper Funds, Inc.                Lipper & Company
 President and Chairman
  Lipper & Company

 STANLEY BREZNOFF                      MARTIN MALTZ
 Chief Executive Officer               Principal Scientist,
  Maimonides Medical Center             Xerox Corporation

 IRWIN RUSSELL
 Attorney
  Law Offices of Irwin E. Russell
 Director
  The Walt Disney Company

TICKER SYMBOLS:

  Premier Shares:          LUEPX
  Retail Shares:           LUERX
  Group Retirement

   Plan shares:            LUEGX

Investment Company Act File No. 811-9108


The Lipper Funds, Inc. is not affiliated with Lipper Inc.

                                                          THE LIPPER FUNDS, INC.


                          LIPPER HIGH INCOME BOND FUND
                             LIPPER U.S. EQUITY FUND
                         PRIME LIPPER EUROPE EQUITY FUND



                             The Lipper Funds, Inc.
                                 101 Park Avenue
                            New York, New York 10178
                                  1-800-LIPPER9
                              http://www.lipper.com
                           thelipperfunds@lipper.com



                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 1999


     The Lipper Funds, Inc. is an open-end investment company that offers three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund and Prime Lipper Europe Equity Fund.

     This Statement of Additional Information is not itself a prospectus and may be distributed only if it is preceded or accompanied by a prospectus. You should read this SAI in conjunction with the Funds' Prospectuses dated April 30, 1999, and you should not make an investment in the Funds solely upon the information contained herein. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses.

     The financial statements for each of the Funds for the year ended December 31, 1998, which appear in each Fund's 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Fund's independent accountants, also appearing therein, were previously filed electronically with the Securities and Exchange Commission and are incorporated herein by reference.


     You may obtain copies of the Funds' Prospectuses and Annual Reports without charge by writing or calling the Company at the address and toll free telephone number set forth above, by accessing our Internet site at http://www.lipper.com or by sending us an electronic mail at thelipperfunds@lipper.com.

                                TABLE OF CONTENTS

                                                                           Page

The Company.................................................................4

Investment Objectives, Strategies and Risks.................................4
   Investment Objectives and Principal Investment Strategies................4
   Additional Investments and Investment Strategies.........................4
   Investment Risks........................................................14
   Temporary Defensive Position............................................15
   Turnover................................................................15

Policies and Investment Limitations of the Funds...........................16

Management.................................................................17
   Board of Directors......................................................17
   Directors and Officers..................................................18
   Compensation of the Directors and Officers..............................19
   Sales Loads.............................................................20

Control Persons and Principal Holders of Shares of the Funds...............20
   Control Persons.........................................................20
   Principal Holders of Shares of the Funds................................21
   Management Ownership of Shares of the Funds.............................24

Investment Advisory and Other Services.....................................25
   Investment Advisers.....................................................25
   Investment Advisory Services and Compensation...........................25
   Rule 12b-1 Plans........................................................26
   Administrator...........................................................28
   Custodian...............................................................28
   Transfer Agent..........................................................28


Distribution of the Funds..................................................29
   Distribution of Securities..............................................29
   Compensation............................................................29
   Other Payments..........................................................29
   Compensation to Dealers.................................................29

Brokerage Allocation and Other Practices...................................30
   Brokerage Transactions..................................................30
   Brokerage Selection.....................................................31


Capital Stock..............................................................31


Valuation of Shares........................................................33

Additional Purchase, Redemption and Exchange Information...................33
   Purchase, Redemption and Exchange of Shares.............................33
   Suspension of the Right of Redemption...................................33
   Redemption in Kind......................................................34

                                                                           Page

Additional Information Concerning Taxation of the Funds....................34


Performance Data...........................................................37
   Average Annual Total Return.............................................37
   Aggregate Total Return..................................................38
   Thirty Day Yield........................................................39
   Other Information Concerning Performance Data...........................40


Independent Accountants....................................................41


Counsel....................................................................42

Financial Statements.......................................................42

Description of Corporate Bond Ratings......................................43

The Lipper Funds, Inc. is not affiliated with Lipper Inc.

                                   THE COMPANY

     The Lipper Funds, Inc. was organized as a corporation in Maryland on August 22, 1995. The Company is an open-end, management company that offers three portfolios: Lipper High Income Bond Fund; Lipper U.S. Equity Fund; and Prime Lipper Europe Equity Fund. Lipper & Company, L.L.C. serves as the investment adviser to the High Income Bond Fund and the U.S. Equity Fund. Prime Lipper Asset Management serves as the investment adviser to the Europe Equity Fund. Each Fund is diversified.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives and Principal Investment Strategies


     The High Income Bond Fund will invest at least 80% of its total net assets under normal market conditions in U.S. intermediate term, high yield corporate bonds rated at the time of investment "Baa" to "B" by Moody's Investors Service, Inc. or "BBB" to "B" by Standard & Poor's Corporation, or in comparable securities. The U.S. Equity Fund will invest at least 65% of its total net assets under normal market conditions in common stocks issued by U.S. issuers with market capitalizations in excess of $500 million. The Europe Equity Fund will invest at least 65% of its total net assets under normal market conditions in common stocks of European companies.

     The High Income Bond Fund may invest up to 20% of its total assets in preferred stock (including convertible preferred stock), warrants, convertible securities, common stock or other equity securities. The High Income Bond Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities that include such securities or in connection with actual or proposed conversion or exchange of fixed income securities. However, the Fund may also purchase equity securities not associated with fixed-income securities when, in the opinion of the Fund's Adviser, such purchase is appropriate.


     The investment objectives and principal investment strategies of each Fund are described in the Prospectuses.

Additional Investments and Investment Strategies

     In addition to the principal investment strategies set forth in the Prospectuses, the Funds may make investments in the securities, and engage in the investment strategies, set forth below.

     Depositary Receipts

     The Funds may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and other types of Depositary Receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. The Funds will treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities.

     A purchaser of Depositary Receipts that are not sponsored by the issuer of the underlying securities may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts. The Funds will limit their investment in such unsponsored Depositary Receipts to no more than 5% of the value of their net assets (at the time of investment).

     Convertible Securities

     The Funds may invest in convertible securities, including bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


     A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the price of the convertible securities tends to rise as a reflection of the value of the underlying security. Fixed income convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the fixed income convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A fixed income convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, that enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


     Warrants

     The Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Illiquid and Restricted Securities


     Each Fund may invest up to 15% of its assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations and may involve the risk that a Fund may be unable to sell such a security at the desired time. The price at which a Fund values these securities could be less than that originally paid by the Fund or less than that which may be considered the fair value of the securities. In addition, a Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on a Fund's ability to dispose of particular securities and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purpose of this limitation.


     Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Fund's Advisers anticipate that the market for certain restricted securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


     The ability to sell Rule 144A securities to qualified institutional buyers is a relatively recent development and it is not possible to predict how this market will mature. Each of the Fund's Advisers will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Directors. In reaching liquidity decisions with respect to Rule 144A securities, the Advisers will consider, among others, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for a Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

     The Funds may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

     Preferred Stock


     The Funds may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation that pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is subordinate to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Repurchase Agreements


     The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The Funds will enter into repurchase agreements to generate additional income. The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (that may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Each Fund will enter into repurchase agreements only with counterparties determined to be creditworthy in accordance with standards adopted by the Company's Board of Directors. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


     Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations


     The High Income Bond Fund may invest in zero coupon securities and pay-in-kind bonds. In addition, the Funds may acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, consisting of the amortization of the discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities, sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date. The High Income Bond Fund may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of additional debt or equity securities.


     Zero coupon securities, pay-in-kind bonds and discount obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and discount obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the High Income Bond Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the High Income Bond Fund will elect similar treatment for any market discount with respect to discount obligations. Accordingly, the High Income Bond Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

     Index Securities

     The U.S. Equity Fund may invest in various securities that are intended to track broad-based market indexes, including Standard & Poor's Depositary Receipts (SPDRs) and Diamonds. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (DJIA) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Both SPDRs and Diamonds are listed on the American Stock Exchange.

     Other Investment Funds

     The Funds may invest in the securities of other investment funds to the extent permitted by the Investment Company Act of 1940, as amended. Under the 1940 Act, each of the Funds as a general rule may invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, the Funds bear a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, the Funds may, in the future, seek to achieve their investment objective through the adoption of a "master-feeder" structure pursuant to which the Funds would invest all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Funds.

     When-Issued and Delayed Delivery Securities

     The Funds may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. The Funds will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. The Funds will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     When a Fund agrees to purchase when-issued or delayed delivery securities, The Chase Manhattan Bank, the Fund's custodian, will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     U.S. Government Obligations

     The Funds may hold certain types of U.S. government securities, including U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority and the U.S. Postal Service.

     Bank Obligations


     The Funds may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, that unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.


     Borrowing

     The Funds may borrow only from banks or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33 1/3 % of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. The Funds may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. The Funds may also enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.
Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities. Each Fund will enter into reverse repurchase agreements only with counterparties determined to be creditworthy by its Adviser.

     Loans of Fund Securities


     Each Fund may lend securities from their portfolios to brokers, dealers and other financial organizations in order to generate additional income. There is no limitation on the amount of securities that a Fund may loan. The Funds may not lend their portfolio securities to their Advisers or their affiliates without specific authorization from the Securities and Exchange Commission. The Funds may lend portfolio securities, consisting of cash or securities that are consistent with their permitted investments, against collateral that is equal at all times to at least 100% of the value of the securities loaned. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or securities that are consistent with its permitted investments, that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, that is unaffiliated with the Funds or the Advisers, and that is acting as a "finder." With respect to loans by a Fund of its portfolio securities, such Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by a Fund in connection with such loans would be invested in securities in which such Fund is permitted to invest. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisers to be of good standing and only when, in the judgment of the Adviser, the income to be earned from the loans justifies the attendant risks.

     Short Sales

     The Funds may make short sales of securities "against the box." A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale a Fund owns or has the immediate and unconditional right to acquire the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

     Hedging and Derivatives

     Each Fund is authorized to use various hedging and investment strategies to hedge market risks (such as broad or specific market movements and interest rates, or other factors relevant to the Funds' investments, such as rates of inflation), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. The Funds will not be obligated, however, to use any derivatives (as defined below) and make no representations as to the availability or use of these techniques at this time or at any time in the future. "Derivatives," as used herein, refers to the purchase and sale (or writing) of exchange listed and over-the-counter put and call options on securities, securities indices, currencies and other financial instruments, and entering into currency forward contracts. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. The Funds will not engage in transactions in futures or options on futures.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the Derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Funds' income or gain. The Fund may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Funds to utilize Derivatives successfully will depend on the Advisers' ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require the Funds to segregate cash or other liquid assets to the extent the Funds' obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

     Set forth below is a detailed discussion of Derivatives that may be used by the Advisers on behalf of the Funds.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving such Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, index or other instrument might be intended to protect such Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation, which guarantees the performance of the obligations of the parties to the options. The discussion below uses the Options Clearing Corporation as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.


     OTC options are purchased from or sold to securities dealers, financial institutions or other "counterparties" through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, that generally have standardized terms and performance mechanics, all of the terms of an over-the-counter option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use over-the-counter options will generally only enter into over-the-counter options that have cash settlement provisions, although it will not be required to do so.


     Unless the parties provide for it, no central clearing or guarantee function is involved in an over-the-counter option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, such Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a Fund's Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the over-the-counter option will be met. A Fund will enter into over-the-counter option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that its Adviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, over-the-counter options purchased by a Fund and the amount of such Fund's obligation pursuant to an over-the-counter option sold by such Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by such Fund or will increase such Fund's income. Similarly, the sale of put options can also provide gains.

     A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices. All calls sold by a Fund must be "covered" (that is, such Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by such Fund will expose such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument that it might otherwise have sold.


     Each Fund reserves the right to purchase or sell options on instruments and indices that may be developed in the future to the extent consistent with applicable law, such Fund's investment objective and the restrictions set forth herein.


     Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under put options. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     Options on Securities Indices and Other Financial Indices. Each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, a Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Options on Currencies. Each Fund may purchase and sell put and call options on foreign currencies for the purposes of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may use options on currency to cross-hedge, which involves writing or purchasing options of one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs. In addition, a Fund may purchase call or put options on a currency for non-hedging purposes when its Adviser anticipates that the currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors."


     Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts that provide for the purchase or sale of an amount of a specified currency at a future date. Forward contracts may be used to (1) protect against fluctuations in the value of a foreign currency against the U.S. dollar between the trade date and settlement date when a Fund purchases or sells securities, (2) lock in the U.S. dollar value of dividends declared on securities held by a Fund, and (3) generally protecting the U.S. dollar value of securities held by a Fund against exchange rate fluctuation.


     Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of such Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on its Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of such Fund's management objective.

     Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that such Fund segregate cash or other assets with the Custodian, or a designated sub-custodian, to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other assets at least equal to the current amount of the obligation must be segregated with the Custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require such Fund to segregate assets equal to the exercise price.

     Over-the-counter options entered into by a Fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although such Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by such Fund other than those described above generally settle with physical delivery, and such Fund will segregate an amount of assets equal to the full value of the option. Over-the-counter options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by such Fund. Moreover, instead of segregating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

     Investment Risks

     The principal risks of investing in each of the Funds are described in the Prospectuses. The Funds may also be subject to the additional investment risks set forth below.

     Foreign Securities

     The Europe Equity Fund will, and the High Income Bond Fund and U.S. Equity Fund may from time to time, invest in securities of foreign corporate and government issuers. The U.S. Equity Fund may invest up to 15% of its total net assets in equity securities issued by non-U.S. issuers and Depositary Receipts. The High Income Bond Fund may invest up to 15% of its total net assets in non-U.S. dollar-denominated securities. Securities of non-U.S. issuers may trade in U.S. or foreign securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable on securities held by the Funds, the possible seizure or nationalization of foreign assets and the possible establishment of foreign government laws or restrictions that might adversely affect the payment of interest on equity securities held by the Fund. Because the Funds may invest in the securities of foreign issuers denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Funds' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Funds' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Funds. Foreign securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of the Funds' foreign investments and adversely affect performance. Investment in foreign securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the Funds. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds. The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of such securities.


     On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" that is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the Euro, it is possible that it could increase volatility in financial markets worldwide and adversely affect the value of the Fund's shares.


     Derivatives

     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisers' views as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to the Funds, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Funds to hold a security they might otherwise not purchase or sell. The use of currency transactions could result in the Funds' incurring losses as a result of the imposition of exchange controls or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce the Funds' net asset values, and possibly income, and the losses may be greater than if Derivatives had not been used.

     The use of options transactions entails certain special risks. In particular, options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may fluctuate based on factors extrinsic to the issuing countries' economies.

     Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

     Foreign Derivatives

     When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Temporary Defensive Position

     For temporary defensive purposes, the Funds may invest up to all of their assets in cash and/or high quality short-term U.S. debt instruments. The Fund may also at any time invest some of its assets in these instruments to meet redemptions and to cover operating expenses. If the Funds take a temporary defensive position, they may not achieve their investment objectives.

Turnover

     The portfolio turnover rate of a Fund is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for that year. For purposes of this calculation, no regard is given to securities having a maturity or expiration date at the time of acquisition of one year or less. Portfolio turnover directly affects the amount of transaction costs that are borne by each Fund. Higher portfolio turnover results in the incurrence of higher transaction costs.

     The "Financial Highlights" section of the Prospectuses sets forth the portfolio turnover rates for each of the Funds. The Funds have not experienced any significant variation in their portfolio turnover rates over the two most recently completed fiscal years. Nor do the Funds anticipate any variation in their portfolio turnover rates in the fiscal year ending December 31, 1999, from the reported portfolio turnover rates for the fiscal year ended December 31, 1998.


                POLICIES AND INVESTMENT LIMITATIONS OF THE FUNDS

     Policies numbered 1 through 8 below are fundamental policies and may not be changed with respect to a Fund without a vote of the Fund's shareholders. The Funds' investment objectives (as set forth in the Prospectuses) and policies numbered 9 through 12 below may be changed by the Company's Board of Directors without shareholder approval at any time.

     1. A Fund may not purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation and provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further that a Fund may invest all or substantially all of its assets in another regulated investment compay having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

     2. A Fund may not borrow money, except that each Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33 1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by a Fund when borrowings exceed 5% of its total net assets.

     3. A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.


     4. A Fund may not purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further, that a Fund may invest all or substantially all of its assets in another regulated investment compay having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund. The Fund would invest all or substantially all of its assets in another regulated investment compay in connection with the adoption by The Lipper Funds of a "master-feeder" structure.


     5. A Fund may not make loans, except that it may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities as described in its Prospectus and may enter into repurchase agreements with respect to portfolio securities.

     6. A Fund may not act as an underwriter of securities, except insofar as it may be deemed an underwriter under applicable securities laws in selling portfolio securities.

     7. A Fund may not purchase or sell real estate or real estate limited partnerships, provided that it may purchase securities of issuers that invest in real estate or interests therein.

     8. A Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investment in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in Derivatives), or invest in oil, gas or mineral exploration or development programs or in mineral leases.

     9. A Fund may not invest more than 15% of the value of its assets in securities that are illiquid, provided, however, that a Fund may invest all or substantially all of its assets in another regulated investment compay having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

     10. A Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that a Fund may make short sales against the box and except in connection with Derivatives.

     11. A Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except in connection with Derivatives.

     12. A Fund may not purchase securities of other investment companies except as permitted under the Investment Company Act of 1940 or in connection with a merger, consolidation, acquisition or reorganization.

     The percentage limitations set forth above apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by a Fund will not require the Fund to dispose of its securities or to take other action to satisfy the percentage limitation. Thus, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, with respect to investment restriction 2 above, to the extent that asset coverage with respect to borrowings falls at any time below 300%, then the Fund will within three business days or such longer period as the SEC may prescribe, reduce the amount of borrowings so that asset coverage shall be at least 300%.

     Each Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to a Fund. In such event, the Funds' investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.

                                   MANAGEMENT

Board of Directors

     The Board of Directors manages the business and affairs of The Lipper Funds and is responsible for the overall management and operations of each Fund. The Board of Directors approves all significant agreements between The Lipper Funds and the persons or companies that furnish services to it, including agreements with the Lipper & Company, L.L.C. and Prime Lipper Asset Management, the Funds' investment advisers, Lipper & Company, L.P., the Funds' distributor, Chase Global Funds Services Company, the Funds' administrator and transfer agent, and The Chase Manhattan Bank, the Funds' custodian. The Board of Directors delegated the day-to-day operations of The Lipper Funds to the advisers and the Administrator.

Directors and Officers

     The directors and officers of The Lipper Funds, their addresses, ages and principal occupations during the past five years are set forth below:

====================================================================================================================================
      (1)                                  (2)                                             (3)
====================================================================================================================================
                                      Position(s) Held                            Principal Occupation(s)
Name, Address and Age                 with the Company                             During Past 5 Years
====================================================================================================================================

Kenneth Lipper*                  Director, Chairman of the Board     President of Lipper & Company, L.L.C. since 1995;
101 Park Avenue                  and President                       Co-chairman of Prime Lipper Asset Management and its
New York, NY 10178                                                   Investment Committee since 1992; Chairman and
Age: 57                                                              President of Lipper & Company, L.P. since 1991;
                                                                     Chairman and President of Lipper & Company, Inc. since
                                                                     1987.


====================================================================================================================================
Abraham Biderman*                Director, Executive Vice            Executive Vice President of Lipper & Company, L.L.C.
101 Park Avenue                  President, Treasurer and Secretary  since 1995; Executive Vice President and Member of the
New York, NY 10178                                                   Investment Committee of Prime Lipper Asset Management
Age: 51                                                              since 1992; Executive Vice President of Lipper &
                                                                     Company, L.P. since 1991; Executive Vice President of
                                                                     Lipper & Company, Inc. since 1990.
====================================================================================================================================
Steven Finkel                    Executive Vice President            Executive Vice President of Lipper & Company, L.L.C.
101 Park Avenue                                                      since 1995; Executive Vice President of Lipper &
New York, NY 10178                                                   Company, L.P. since 1991; Executive Vice President of
Age: 52                                                              Lipper & Company, Inc. since 1987.
====================================================================================================================================
Stanley Brezenoff**              Director                            Chief Executive Officer of Maimonides Medical Center
510 E. 23rd Street                                                   since February 1995; Executive Director of Port
New York, NY 10010                                                   Authority of New York and New Jersey from September
Age: 62                                                              1990 through February 1995.
====================================================================================================================================
Martin Maltz**                   Director                            Principal Scientist, Xerox Corporation
25 Dunrovin Lane
Rochester, NY 14618
Age: 58
====================================================================================================================================

----------
* Director considered to be an "interested person" of The Lipper Funds as defined in the Investment Company Act of 1940.

**   Member of The Lipper Funds' Audit Committee and Nominating Committee.

====================================================================================================================================
      (1)                                  (2)                                             (3)
====================================================================================================================================
                                      Position(s) Held                            Principal Occupation(s)
Name, Address and Age                 with the Company                             During Past 5 Years
====================================================================================================================================
Irwin Russell**                  Director                            Attorney, Law Offices of Irwin E. Russell since
433 North Camden Drive                                               November 1992.
#1200
Los Angeles, CA 90210
Age: 73
====================================================================================================================================

Karl O. Hartmann                 Assistant Secretary                 Senior Vice President, Secretary and General Counsel
Chase Global Funds                                                   of Chase Global Funds Services Company ("CGFSC") since
   Services Company                                                  November 1991.
73 Tremont Street
Boston, MA 02108-3913
Age: 44
====================================================================================================================================

Ellen Watson                     Assistant Secretary                 Supervisor of State Regulation of CGFSC since November 1991.
Chase Global Funds
   Services Company
73 Tremont Street
Boston, MA 02108-3913
Age: 41
====================================================================================================================================

Helen A. Robichaud               Assistant Secretary                 Vice President and Associate General Counsel of CGFSC
Chase Global Funds                                                   since August 1994; Associate Counsel of 440 Financial
   Services Company                                                  Group of Worcester, Inc. from 1993 through August 1994.
73 Tremont Street
Boston, MA 02108-3913
Age: 47
====================================================================================================================================

John M. Corcoran                 Assistant Treasurer                 Vice President, Director of Fund Administration of CGFSC
Chase Global Funds                                                   since April 1998; Vice President and Senior Manager of
   Services Company                                                  CGFSC from July 1996 through April 1998; Assistant Vice
Boston, MA 02108-3913 Company                                        President and Manager of CGFSC from October 1993 through
Age: 33                                                              July 1996.
====================================================================================================================================

Patricia M. Leyne                Assistant Treasurer                 Assistant Vice President of Fund Administration of CGFSC
Chase Global Funds                                                   since July 1998; Assistant Treasurer of CGFSC from November
   Services Company                                                  1996 through July 1998; Supervisor of CGFSC from September
73 Tremont Street                                                    1995 through November 1996; Fund Administrator of CGFSC
Boston, MA 02108-3913                                                from February 1993 through September 1995.
Age: 31
====================================================================================================================================


Compensation of the Directors and Officers


     The Lipper Funds does not pay any compensation to any officer or employee of either of the Advisers or the Administrator for serving as an officer or director of The Lipper Funds, including Messrs. Lipper and Biderman. The Lipper Funds pays each director who is not a director, officer or employee of either of the Advisers (or any of their affiliates) a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimburses them for their travel and out-of-pocket expenses. The Lipper Funds does not provide any pension or retirement benefits to directors. The aggregate amount of fees paid to each non-interested director of The Lipper Funds during the fiscal year ending December 31, 1998 is set forth below:

================================================================================
      (1)                            (2)                         (3)
================================================================================
Name of Board Member         Aggregate Compensation       Total Compensation
================================================================================
Stanley Brezenoff                 $10,000                     $10,000
================================================================================
Martin Maltz                      $10,000                     $10,000
================================================================================
Irwin Russell                     $10,000                     $10,000
================================================================================

     In addition, the Company reimbursed directors for travel and out-of-pocket expenses for the fiscal year ending December 31, 1998 in the aggregate amount of $13,120.24.

     By virtue of the responsibilities assumed by the Funds' Advisers, the Administrator and their affiliates under their respective agreements with The Lipper Funds, The Lipper Funds itself requires no employees other than its officers.

Sales Loads

     The Lipper Funds does not charge investors any sales loads for the Funds. The Lipper Funds offers shares of the Funds to directors, officers and other affiliated persons on the same terms as it offers such shares to the public.


          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES OF THE FUNDS

Control Persons


     Listed below are the names, addresses and percentage ownership of those shareholders of record of the Funds who own greater than 25% of the shares of a class of a Fund as of April 14, 1999. Because of their percentage ownership of shares of a class, such shareholders are deemed to be "control persons" of such class. In the event of a vote by all of shareholders of The Lipper Funds or by the shareholders of a particular Fund, the vote of such "control person" will have greater weight than the vote of other shareholders.

Fund and Class of Shares              Name and Address of Shareholder            Percentage Held
------------------------              -------------------------------            ---------------


High Income Bond Fund -               Jacques C. Nordeman and                        33.79%
Group Retirement Plan Shares          Peter Grimm, Trustees
                                      FBO Nordeman Grimm Inc. 401(k)
                                      Profit Sharing Trust
                                      DTD 1/1/76
                                      717 Fifth Avenue
                                      New York, NY  10022

                                      HEP & Co.                                      29.24%
                                      c/o Wells Fargo Bank
                                      Attn. Mutual Fund 9139-027
                                      P.O. Box 9800
                                      Calabasas, CA  91372




Fund and Class of Shares                 Name and Address of Shareholder                   Percentage Held
------------------------                 -------------------------------                   ---------------

Europe Equity Fund -                     HEP & Co.                                              46.22%
Group Retirement Plan Shares             c/o Wells Fargo Bank
                                         Attn. Mutual Fund 9139-027
                                         P.O. Box 9800
                                         Calabasas, CA  91372

                                         Lipper & Company Salary Savings Plan                   38.00%
                                         101 Park Avenue, 6th Floor
                                         New York, NY  10178-0694

U.S. Equity Fund -                       Kenneth and Evelyn Lipper Foundation                   35.78%
Premier Shares                           Lipper & Company
                                         101 Park Avenue, 6th Floor
                                         New York, NY  10178

U.S. Equity Fund -                       HEP & Co.                                              55.26%
Group Retirement Plan Shares             c/o Wells Fargo Bank
                                         Attn. Mutual Fund 9139-027
                                         P.O. Box 9800
                                         Calabasas, CA  91372

                                         Lipper & Company Salary Savings Plan                   29.92%
                                         101 Park Avenue, 6th Floor
                                         New York, NY  10178-0694

Principal Holders of Shares of the Funds


     Listed below are the names, addresses and percentage ownership of those shareholders of record of the Funds who own greater than 5% of the shares of a class of a Fund as of April 14, 1999:


Fund and Class of Shares                 Name and Address of Shareholder                   Percentage Held
------------------------                 -------------------------------                   ---------------

High Income Bond Fund -                  First Trust National Association                       10.47%
Premier Shares                           Agent Frey Group
                                         Tax Escrow Mutual Funds A/C 33317961
                                         P.O. Box 64010
                                         St. Paul, MN  55164-0010

                                         Leir Foundation, Inc.                                   8.43%
                                         c/o Steven  Rosenthal
                                         641 Lexington Avenue
                                         New York, NY 10022

Fund and Class of Shares            Name and Address of Shareholder                    Percentage Held
------------------------            -------------------------------                    ---------------

High Income Bond Fund -             Hadassah Medical Relief Association Inc.                8.28%
Premier Shares                      c/o Jodi Wechter
                                    50 West 58th Street
                                    New York, NY  10019

                                    Kenneth and Evelyn Lipper Foundation                    6.07%
                                    Lipper & Company
                                    101 Park Avenue, 6th Floor
                                    New York, NY  10178

                                    Claremont University Center                             5.94%
                                    Pooled Endowment Funds
                                    c/o Michael Groener
                                    Harper Hall 160/150 East 10th St.
                                    Claremont, CA  91711

                                    Bank Leumi New Corp.                                    5.69%
                                    Attn. John J. Derpich
                                    SVP & Controller
                                    139 Centre Street
                                    New York, NY  10013

                                    U.S. Bank Trust National Association                    5.11%
                                    Acct. H Enterprises, Inc.
                                    P.O. Box 64010
                                    St. Paul, MN 55164

High Income Bond Fund -             Edgewise Entertainment                                 10.79%
Retail Shares                       Profit Sharing Plan
                                    760 N. La Cienega Boulevard
                                    Los Angeles, CA  90069

                                    Sean Daniel                                             6.30%
                                    760 N. La Cienega Boulevard
                                    Los Angeles, CA  90069

                                    Netherfield Park Productions Inc.                       6.13%
                                    Money Purchase Plan
                                    863 Park Avenue
                                    New York, NY  10021

                                    Donald Petrie                                           5.61%
                                    FBO Quartus Prod Inc. MP PL
                                    DTD 2/1/94
                                    760 N. La Cienega Boulevard
                                    Los Angeles, CA  90069

High Income Bond Fund -             Lipper & Company Salary Savings Plan                   16.12%
Group Retirement Plan Shares        101 Park Avenue, 6th Floor
                                    New York, NY  10178-0694

                                    Lipper & Company Deferred Benefit Plan                 13.76%
                                    101 Park Avenue, 6th Floor
                                    New York, NY  10178

Europe Equity Fund -                Kenneth and Evelyn Lipper Foundation                   12.68%
Premier Shares                      Lipper & Company
                                    101 Park Avenue, 6th Floor
                                    New York, NY  10178

                                    Kenneth Lipper, Trustee                                 7.23%
                                    UWIL Joseph Gruss Trust
                                    FBO Evelyn G. Lipper Descendants
                                    101 Park Avenue, 6th Floor
                                    New York, NY  10178

Fund and Class of Shares            Name and Address of Shareholder                    Percentage Held
------------------------            -------------------------------                    ---------------

Europe Equity Fund -                Lipper & Company, L.P.                                  6.06%
Premier Shares                      c/o Steven Finkel
                                    101 Park Avenue, 6th Floor
                                    New York, NY  10178

                                    Trust                                                   5.76%
                                    FBO Evelyn Lipper
                                    U/A DTD 12/10/48
                                    c/o Kenneth Lipper
                                    101 Park  Avenue,  6th Floor
                                    New York, NY 10178

Europe Equity Fund -                Lee Caldecot Chubb, Trustee                            15.42%
Retail Shares                       FBO Chubb Family Trust
                                    U/A DTD 8/15/90
                                    410 23rd Street
                                    Santa Monica, CA  90402-3281

                                    Michael Black, Trustee                                  7.27%
                                    FBO The Black 1989 Trust
                                    U/A DTD 9/25/89
                                    760 N. La Cienega Boulevard
                                    Los Angeles,  CA 90069

                                    George J. Mitchell                                      5.82%
                                    and Heather M. Mitchell
                                    JT Ten
                                    1965 Broadway
                                    New York, NY  10023

Europe Equity Fund -                Lipper & Company Deferred Benefit Plan                 14.04%
Group Retirement Plan Shares        101 Park Avenue, 6th Floor
                                    New York, NY  10178

U.S. Equity Fund -                  Kenneth Lipper, Trustee                                10.52%
Premier Shares                      FBO Joseph Gruss Settlor Trust
                                    U/A DTD 07/22/92  101 Park Avenue,  6th
                                    Floor New York, NY 10178

                                    Joseph Gruss Charitable Lead Trust                      9.27%
                                    U/A dtd. 12/6/91
                                    c/o Lipper & Co.
                                    101 Park Avenue, 6th Floor
                                    New York, NY  10178

U.S. Equity Fund -                  Michael Black, Trustee                                 20.17%
Retail Shares                       FBO The Black 1989 Trust
                                    U/A DTD 9/25/89
                                    760 N. La Cienega Boulevard
                                    Los Angeles,  CA 90069

Fund and Class of Shares            Name and Address of Shareholder                    Percentage Held
------------------------            -------------------------------                    ---------------

U.S. Equity Fund -                  J. Paul Amaden                                          6.48%
Retail Shares                       and Christine B. Amaden
                                    JT Ten
                                    P.O. Box 407
                                    East Hampton, NY  11937

                                    Susan Fales                                             6.32%
                                    863 Park Avenue
                                    New York, NY  10021

                                    Gemini Investment Company                               6.07%
                                    9 Cindy Lane
                                    Holmdel, NJ  07773

U.S. Equity Fund -                  Lipper & Company                                       12.28%
Group Retirement Plan Shares        Deferred Benefit Plan
                                    101 Park Avenue, 6th Floor
                                    New York, NY  10178-0694



Management Ownership of Shares of the Funds


     Listed below are the number of shares of each class of each Fund owned beneficially by all directors and officers of The Lipper Funds as a group as of April 14, 1999:



                                       Number of Shares              Percentage
Fund and Class                        Beneficially Owned             Ownership
--------------                        ------------------             ---------

High Income Bond Fund
     Premier Shares                        755,597.39                  8.82%
     Retail Shares                          37,702.73                  5.27%
     Group Retirement Plan Shares          163,964.90                 30.01%
Europe Equity Fund
     Premier Shares                      3,407,169.31                 38.36%
     Retail Shares                          11,019.59                  5.26%
     Group Retirement Plan Shares          106,730.48                 53.04%
U.S. Equity Fund
     Premier Shares                      1,159,531.03                 64.70%
     Retail Shares                           3,893.01                  3.96%
     Group Retirement Plan Shares          125,130.18                 42.25%

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisers

     Lipper & Company, L.L.C. serves as investment adviser to the High Income Bond Fund and the U.S. Equity Fund. Prime Lipper Asset Management serves as investment adviser to the Europe Equity Fund. The Advisers are located at 101 Park Avenue, New York, New York 10178, and are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

     Lipper & Company, L.L.C. is an affiliate of Lipper & Company, L.P., the principal distributor of The Lipper Funds. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1998, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of approximately $5 billion on behalf of its institutional and high net worth clients. Lipper and its affiliates serve as the general partner and/or investment adviser to several investment limited partnerships and mutual funds organized in the U.S. or offshore that offer complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities and merger arbitrage. Lipper & Company, L.P. is registered as a broker-dealer with the SEC and the NASD and as an investment adviser with the SEC. Lipper's address is the same as that of the Advisers.

     Prime Lipper Asset Management is a joint venture between Lipper Europe, L.P., an affiliate of Lipper, and Prime USA Inc., a wholly owned subsidiary of Prime S.p.A. Lipper Europe is a limited partnership for which Lipper & Company, Inc. is the general partner and Lipper & Company, L.P. is the limited partner.

     Prime S.p.A. is a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company. Prime, through subsidiaries and affiliates, is among the oldest asset managers in Italy, and specializes in management of portfolios invested in European issuers, with approximately $8.9 billion of assets under management as of December 31, 1998 from domestic and international investors.

     Kenneth Lipper, Chairman and President of The Lipper Funds, is a control person of the Funds' Advisers and the Distributor. Mr. Lipper is Chairman and President of Lipper & Company, L.L.C. and Lipper & Company, L.P., and
Co-Chairman of Prime Lipper Asset Management and its Investment Committee. Abraham Biderman, a director, Secretary, Treasurer and Executive Vice President of The Lipper Funds, is an Executive Vice President of the Advisers and the Distributor and a member of the Investment Committee of Prime Lipper Asset Management. Francesco Taranto, Managing Director of Prime S.p.A., is Co-Chairman of Prime Lipper Asset Management and a Member of its Investment Committee. Steven Finkel, an Executive Vice President of The Lipper Funds, is an Executive Vice President of Lipper & Company, L.L.C. and the Distributor.

Investment Advisory Services and Compensation

     The Advisers serve as the Funds' investment advisers pursuant to separate written advisory agreements approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of The Lipper Funds or the Advisers.

     The Lipper Funds has agreed to pay Lipper & Company, L.L.C. under separate investment advisory agreements an annual fee computed daily and paid monthly at the annual rate of 0.75% of the High Income Bond Fund's average daily net assets and 0.85% of the U.S. Equity Fund's average daily net assets. The Lipper Funds has agreed to pay Prime Lipper Asset Management under an investment advisory agreement an annual fee computed daily and paid monthly at the annual rate of 1.10% of the Europe Equity Fund's average daily net assets. From time to time, the Advisers may voluntarily waive for a period of time all or a portion of their investment advisory fees with respect to any of the Funds.

     For the fiscal year ended December 31, 1998, the High Income Bond Fund and U.S. Equity Fund paid advisory fees of $553,087 and $110,556, respectively. During this period Lipper & Company, L.L.C. voluntarily waived advisory fees of $137,400 for the High Income Bond Fund and $103,555 for the U.S. Equity Fund. For the fiscal year ended December 31, 1998, the Europe Equity Fund paid advisory fees of $1,198,678 and Prime Lipper Asset Management waived advisory fees of $0. For the fiscal year ended December 31, 1997, the High Income Bond Fund and U.S. Equity Fund paid advisory fees of $608,516 and $30,017, respectively. During this period Lipper & Company, L.L.C. voluntarily waived advisory fees of $170,854 for the High Income Bond Fund and $100,445 for the U.S. Equity Fund. For the fiscal year ended December 31, 1997, the Europe Equity Fund paid advisory fees of $837,255 and Prime Lipper Asset Management waived advisory fees of $0. For the fiscal year ended December 31, 1996, the High Income Bond Fund and U.S. Equity Fund paid advisory fees of $344,390 and $0, respectively. During this period, Lipper & Company, L.L.C. voluntarily waived advisory fees of $198,834 for the High Income Bond Fund and $99,280 for the U.S. Equity Fund. For the fiscal year ended December 31, 1996, the Europe Equity Fund paid advisory fees of $383,796 and Prime Lipper Asset Management waived advisory fees of $74,333.

     The Advisers bear all expenses in connection with the performance of their services and pay the salaries of all officers or employees who are employed by the Advisers and The Lipper Funds. The Funds pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

Rule 12b-1 Plans

     The Board of Directors has adopted a Rule 12b-1 distribution plan for the Retail Shares of the Funds and a shareholder servicing plan for the Group Retirement Plan Shares of the Funds.

     Retail Distribution Plan

     An investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1, promulgated by the SEC under the Investment Company Act of 1940. Some or all of the fees paid by the Retail Shares of each Fund to the Fund's Distributor and to certain participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Funds, could be deemed to be payment of distribution expenses. Accordingly, the Board of Directors has adopted a plan with respect to the Retail Shares of each Fund. The Board of Directors believes that there is a reasonable likelihood that the Retail Distribution Plan will benefit each Fund and the holders of its Retail Shares.

     Under the Retail Distribution Plan, Retail Shareholders pay the Funds' Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Retail Shares for distributing those shares. The Retail Shareholders pay this fee to cover various expenses of the Distributor, including advertising, printing and mailing prospectuses to persons other than current shareholders of the Funds, and compensation to participating dealers, without regard to the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers a fee for distributing the Funds' Retail Shares in an amount and manner the Distributor determines. The Retail Distribution Plan also provides that the Advisers may pay participating dealers out of their investment advisory fees, their past profits or any other source available to the Advisers. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan. The Funds' Premier Shares and Group Retirement Plan Shares do not bear any fees under the Retail Distribution Plan.


     Quarterly reports of the amounts expended under the Retail Distribution Plan with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Retail Distribution Plan provides that it may not be amended to increase materially the costs that the Retail Shares of any Fund may bear pursuant to such plan without shareholder approval of the holders of such Fund's Retail Shares, and that other material amendments of the Retail Distribution Plan must be approved by the Board of Directors, and by the directors who are neither interested persons of The Lipper Funds nor have any direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Retail Distribution Plan and any agreements entered into in connection with such plan are subject to annual approval with respect to each Fund by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Retail Distribution Plan. The Retail Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the directors who are not interested persons and have no direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan or by vote of a majority of the Retail Shares of a Fund. Any agreement entered into in connection with the Retail Distribution Plan may be terminated without penalty at any time, by such vote. Each such agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).


     In accordance with the Retail Distribution Plan, the Distributor accrued fees from the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund in the amount of $4,795, $10,065 and $9,520, respectively, as compensation for the distribution of the Funds' Retail Shares during the fiscal year ended December 31, 1998.

     For the fiscal year ending December 31, 1998, the Distributor incurred fees for distributing the High Income Bond Fund in the amount of $1,664 for advertising, $3,672 for printing and mailing prospectuses to persons other than current shareholders of the Fund, and $3,920 to compensate other broker-dealers for distributing the Fund's shares. For the fiscal year ending December 31, 1998, the Distributor incurred fees for distributing the U.S. Equity Fund in the amount of $1,664 for advertising, $2,761 for printing and mailing prospectuses to persons other than current shareholders of the Fund, and $3,702 to compensate other broker-dealers for distributing the Fund's shares. For the fiscal year ending December 31, 1998, the Distributor incurred fees for distributing the Europe Equity Fund in the amount of $75,216 for advertising, $2,761 for printing and mailing prospectuses to persons other than current shareholders of the Fund, and $2,285 to compensate other broker-dealers for distributing the Fund's shares.



     Group Retirement Servicing Plan

     As stated in the Prospectuses, the Board of Directors has adopted a Group Retirement Servicing Plan, whereby The Lipper Funds intends to enter into servicing agreements pursuant to which participating dealers and sometimes the Funds' Distributor will, as agent for their customers, render certain administrative services to their customers who are beneficial owners of Group Retirement Plan Shares. Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Group Retirement Plan Shares for providing one or more of the services described in the Prospectuses. Such services are intended to supplement the services provided by the Funds' Administrator and Transfer Agent. Servicing agreements between The Lipper Funds and participating dealers and/or the Distributor with respect to the Funds' Group Retirement Plan Shares will be terminable by either party at any time without penalty.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary monies in the Funds. Institutions, including banks regulated by state banking authorities and the Board of Governors of the Federal Reserve System and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their legal advisers before investing fiduciary monies in the Funds.

     In connection with the shareholder servicing fees of their Group Retirement Plan Shares, the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund paid fees of $10,423, $6,801 and $4,375, respectively, during the fiscal year ended December 31, 1998.

Administrator

     Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, serves as the Funds' administrator. The Administrator is a corporate affiliate of The Chase Manhattan Bank. The Administrator has agreed to provide the following services to the Company: (1) assist generally in supervising each Fund's operations, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees whose principal responsibility and function is to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to The Lipper Funds' agreements with participating dealers; (2) prepare reports to the Funds' shareholders and prepare tax returns and reports to and filings with the SEC; (3) compute the net asset value per share of each class of each Fund; (4) provide the services of certain persons who may be elected as directors or appointed as officers by the Board of Directors; and (5) maintain the registration of each Fund's shares for sale under state securities laws.

     The Lipper Funds pays the Administrator as compensation for its services a monthly fee at the annual rate of 0.20% of the value of the Funds' average daily net assets up to and including $200 million; 0.10% of the Funds' average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Funds' average daily net assets in excess of $400 million. During the year ending December 31, 1998, The Lipper Funds paid administrative services fees to the Administrator in the amount of $204,009 on behalf of the High Income Bond Fund, $224,826 on behalf of the Europe Equity Fund, and $76,675 on behalf of the U.S. Equity Fund. During the year ending December 31, 1997, The Lipper Funds paid administrative services fees to the Administrator in the amount of $245,328 on behalf of the High Income Bond Fund, $170,709 on behalf of the Europe Equity Fund, and $73,478 on behalf of the U.S. Equity Fund. During the fiscal period from April 1, 1996 through December 31, 1996, The Lipper Funds paid administrative services fees to the Administrator in the amount of $164,042 on behalf of the High Income Bond Fund and $96,187 on behalf of the Europe Equity Fund. During the fiscal year ended December 31, 1996, The Lipper Funds paid administrative services fees to the Administrator in the amount of $76,284 on behalf of the U.S. Equity Fund.

Custodian

     The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017, serves as The Lipper Funds custodian pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Funds' portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Lipper Funds' assets are held under bank custodianship in compliance with the Investment Company Act of 1940.

Transfer Agent

     Chase Global Funds Services Company serves as The Lipper Funds' transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for The Lipper Funds, handles certain communications between shareholders and The Lipper Funds, distributes dividends and distributions payable by The Lipper Funds and produces statements with respect to account activity for The Lipper Funds and its shareholders. For these services, the Transfer Agent receives a monthly fee computed separately for each class of each Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

                            DISTRIBUTION OF THE FUNDS

Distribution of Securities


     Lipper & Company, L.P., 101 Park Avenue, New York, NY 10178, serves as the principal distributor of the shares of The Lipper Funds. The Distributor and its employees are affiliated persons of the Advisers and The Lipper Funds. The Distributor distributes the Funds' shares continuously on a best efforts basis pursuant to an agreement that is renewable annually. Pursuant to the Retail Distribution Plan, the Distributor is entitled to receive an annual distribution fee in the amount of 0.25% of the value of the average daily net assets of the Funds' Retail Shares. The Distributor may also receive all or a portion of the annual service fee of up to 0.25% (on an annualized basis) of the value of the average daily net assets of the Funds' Group Retirement Plan Shares. See "Rule 12b-1 Plans."



     For the fiscal years ending December 31, 1998, December 31, 1997 and December 31, 1996, the Distributor accrued fees from the Rule 12b-1 Plans in the amount of $24,795, $13,478 and $3,583, respectively, from the High Income Bond Fund, $10,065, $4,559 and $1,529, respectively, from the U.S. Equity Fund, and $9,520, $3,513 and $1,026, respectively, from the Europe Equity Fund.


Compensation

     Set forth below is the commissions and other compensation received by the Distributor, directly or indirectly, for the fiscal year ending December 31, 1998:

=====================================================================================================
             (1)                         (2)                       (3)                      (4)
=====================================================================================================
                                   Net Underwriting          Compensation on
           Name of                  Discounts and            Redemptions and             Brokerage
    Principal Distributor            Commissions               Repurchases              Commissions
=====================================================================================================
Lipper & Company, L.P.                    $0                        $0                      $0
=====================================================================================================


Other Payments

     In accordance with the Group Retirement Servicing Plan, The Lipper Funds may enter into servicing agreements whereby participating dealers, including the Distributor, will render certain administrative services to their customers who are beneficial owners of the Funds' Group Retirement Plan Shares. These services are intended to supplement the services provided by the Administrator and Transfer Agent. Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Group Retirement Plan Shares for providing various administrative or shareholder services to the Funds' Group Retirement Shares.


     The Distributor, the Advisers and their affiliates may pay one or more participating dealers out of their fees, their past profits or any other available source, a fee for distributing the Funds' Premier Shares.

Compensations to Dealers

     Under the Retail Distribution Plan, the Fund's Retail Shareholders pays the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Retail Shares for distributing those shares. The Distributor may use this distribution fee, among other things, to compensate or reimburse selected dealers for providing distribution and related services to the Fund.

     The Distributor customarily pays selected dealers with whom it has entered into a distribution agreement for distribution of the Funds' Retail Shares a fee in the amount of 0.25% of the value of the average daily assets of the Funds attributable to the dealer. However, the Distributor has entered into distribution agreements with Fidelity Investment Advisor Group and Charles Schwab & Co. Inc., whereby the Distributor has agreed to pay 0.35% of the value of the average daily net assets of the Funds' Retail Classes attributable to Fidelity and Schwab, respectively.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions


     Subject to the general control of the Board of Directors, the Advisers are responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds for which each serves as investment adviser. Portfolio transactions for the U.S. Equity Fund and the

Europe Equity Fund will involve the payment of brokerage commissions. The High Income Bond Fund's portfolio transactions will occur primarily with issuers, underwriters and major dealers acting as principals, and the U.S. Equity Fund's and the Europe Equity Fund's portfolio transactions may consist of such transactions. Such transactions are normally on a net basis, include any markups and markdowns, and do not involve the payment of brokerage commissions. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include an undisclosed dealer spread. Transactions on foreign securities exchanges may involve the payment of negotiated brokerage commissions, that may vary among different brokers, or the payment of fixed brokerage commissions.

     Investment decisions for each Fund are made independently from those for the other Funds or other investment company portfolios or accounts advised by the Advisers or their affiliates. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios or accounts, transactions are averaged as to price, and available investments allocated as to amount, in a manner that the Advisers believe to be equitable to each portfolio, including the Funds, pursuant to procedures adopted by the Advisers. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for a Fund.


     To the extent permitted by law, the Advisers may aggregate or "bunch" the securities to be sold or purchased for the Funds with those to be sold or purchased for such other portfolios or accounts in order to obtain best execution. Bunching allows the Advisers to facilitate best execution and to reduce brokerage commissions or other costs. The Funds and such other portfolios participate at the average share price for all of the Advisers' transactions in a particular security on a given business day for such bunched order. An Adviser generally allocates securities purchased or sold in a bunched transaction to the Fund and such other portfolio before the bunched order is placed, as determined by the Adviser to be fair and equitable and consistent with the Adviser's fiduciary responsibility. Allocation decisions may vary from transaction to transaction and depend upon factors including, but not limited to, the type of investment, the number of shares purchased or sold, the size of the account, and the size of an existing security position in a client account. After execution of the bunched order, the Adviser allocates the transaction to the Fund and such other portfolio according to the allocation decision made by the Adviser before it placed the transaction. If the Adviser is unable to fully execute a bunched transaction, the transaction is allocated pro rata to the Fund and such other portfolio. However, if the Adviser determines that it would be impractical to allocate a small number of securities among the Fund and such other portfolios on a pro-rata basis, the Adviser may allocate the securities in a manner determined in good faith to be fair and equitable. In addition, the Adviser may increase or decrease the amount of securities allocated to the Fund and such other portfolio if necessary to avoid holding odd-lot or small number of shares or to satisfy the regulatory or other investment requirements of the Fund or such other portfolio.

     For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund incurred brokerage commissions of $0, $56,289 and $346,663, respectively, $0, $25,838 and $370,449, respectively, and $0, $163,654 (April 1, 1996 through
December 31, 1996) and $26,389, respectively.

Brokerage Selection

     In making portfolio investments, the Advisers seek to obtain the best net price and the most favorable execution of orders, taking into account factors such as (1) the general execution and operational facilities of the broker or dealer, (2) the type and size of the transaction involved, (3) the creditworthiness of the broker or dealer, (4) the stability of the broker or dealer, (5) execution and settlement capabilities, (6) time required to negotiate and execute the trade, (7) overall performance and (8) the broker's commissions or dealer's spread or mark-up. To the extent that the execution and price offered by more than one broker or dealer are comparable, the Advisers may, in their discretion, effect transactions in portfolio securities with brokers or dealers who provide the Advisers with research advice or other services. Research advice and other services furnished by brokers through whom the Funds effect securities transactions may be used by the Advisers and their affiliates in servicing accounts in addition to the Funds, and not all such services will necessarily benefit the Funds.

     While the Advisers generally seek the best price in placing its order, the Funds may not necessarily be paying the lowest price available. Notwithstanding the above, the Advisers may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, select brokers who charge a commission in excess of that charged by other brokers, if the Advisers determine in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Advisers by such broker. The Advisers may also have arrangements with brokers pursuant to which such brokers provide research services to the Advisers in exchange for a certain volume of brokerage transactions to be executed through such broker.

     With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     The  Funds  will  not  execute  portfolio  transactions  through,   acquire
portfolio securities issued by or enter into repurchase agreements with the Advisers or any affiliated person (as such term is defined in the Investment Company Act of 1940) of the Advisers, except to the extent permitted by the SEC. The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisers or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment company portfolios that have similar investment objectives but are not subject to such limitations.

                                  CAPITAL STOCK

     The Lipper Funds has authorized capital stock of 10,000,000,000 shares having a par value of $.001 per share. The Lipper Funds' Articles of Amendment and Restatement currently authorizes the issuance of three series of shares, one series corresponding to each of the U.S. Equity Fund, High Income Bond Fund and Europe Equity Fund. The Articles of Amendment and Restatement also authorizes three classes of shares with respect to each series, Premier Shares, Retail Shares and Group Retirement Plan Shares. The Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment funds or additional classes of shares of the Funds.

     Shares of each class of each Fund represent interests in the Fund in proportion to the net asset value of each class. The Fund's expenses are allocated to each class of the Fund's shares based upon expenses identifiable by class or the relative net assets of the class and the other classes of its shares.

     All shares of The Lipper Funds have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects one series or class. Under the corporate law of Maryland, The Lipper Funds' state of incorporation, and The Lipper Funds' By-Laws (except as required under the Investment Company Act of 1940), The Lipper Funds is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the directors if such a request is made, in writing, by the holders of at least 10% of the outstanding voting The Lipper Funds' securities. To the extent required by law, The Lipper Funds will assist in shareholder communication in such matters.

     All shares of The Lipper Funds, when issued, will be fully paid and nonassessable.

     As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares," when referring to the Investment Company Act of 1940 approvals to be obtained from shareholders in connection with matters affecting any particular Fund (e.g., approval of investment advisory contracts) or any particular class (e.g., approval of the plan of distribution with respect to the Retail Shares of each Fund) means the lesser of (1) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting at which the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy, or (2) more than 50% of the outstanding shares of such portfolio or class, as appropriate.


     Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Board of Directors. In determining the net asset value of a class of a portfolio, assets belonging to a particular class are credited with a proportionate share of any general assets of The Lipper Funds not belonging to a particular class of a portfolio and are charged with the direct liabilities in respect of that class of the portfolio and with a share of the general liabilities of The Lipper Funds that are normally allocated in proportion to the relative net asset values of the respective classes of the portfolios of The Lipper Funds at the time of allocation.


     Shareholders of each class of each Fund have the right to redeem their shares, as more fully set forth in the Prospectuses under "Shareholder Information - Purchasing Fund Shares" and "Shareholder Information - Other Purchase Information."

     Subject to compliance with the requirements of the Investment Company Act of 1940, the Articles of Amendment and Restatement authorizes the Board of Directors to provide that shareholders of each class of each Fund shall have the right to convert or exchange their shares into shares of one or more other
Funds. The Board of Directors has established such procedures, which are more fully set forth in the Prospectuses under "Shareholder Information - Exchange Privilege" and "Shareholder Information - Other Exchange Information."

     In the event of the liquidation or dissolution of The Lipper Funds, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each portfolio, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights.

     Subject to the provisions of the Articles of Amendment and Restatement, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of The Lipper Funds with respect to a particular portfolio or class are conclusive.

                               VALUATION OF SHARES

     The net asset value of each share is based on the net asset value of each of the Fund's classes. Because of the differences in distribution fees, service fees and class-specific expenses, the net asset value per share of each class of each Fund may differ. In addition, although The Lipper Funds does not charge any sales loads, certain dealers may charge you fees in connection with your purchases of the Funds' shares.

     The Lipper Funds computes the net asset value per share by dividing the value of the net assets of each of the Fund's classes by the total number of shares of that class outstanding as of the close of regular trading on the New York Stock Exchange. The net asset value per share of each class of shares of each Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     The following is a description of the procedures used by each Fund in valuing its assets. Except as described below, securities traded on an exchange will be valued on the basis of the last sale price on the principal market on which such securities are traded, on the date on which the valuation is made or, in the absence of sales in such market will be valued at the mean between the closing bid and asked prices, if available. Equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities will be valued on the basis of the bid prices at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Board of Directors. Fixed income securities may be valued on the basis of valuations provided by brokers and/or a pricing service that uses information with respect to transactions in fixed income securities, quotations from dealers and prices of comparable securities. Such valuations may reflect bid or mean between bid and asked prices for securities. Securities that are traded both in the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Securities may be valued by independent pricing services or other sources. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith by the Board of Directors.

            ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase, Redemption and Exchange of Shares

     Information on how to purchase, redeem and exchange shares of each Fund is included in the Prospectuses under "Shareholder Information." The issuance of a Fund's shares is recorded on such Fund's books, and certificates for shares are not issued unless expressly requested in writing to the Transfer Agent. Certificates are not issued for fractional shares.

Suspension of the Right of Redemption

     Under the Investment Company Act of 1940, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Redemption in Kind


     Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in readily marketable securities or other property, valued in the same way as such Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.


             ADDITIONAL INFORMATION CONCERNING TAXATION OF THE FUNDS

     The following discussion is only a brief summary of certain additional tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.


     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to continue to so qualify. Qualification as a regulated investment company requires, among other things, that a Fund: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of such Fund's assets is represented by cash, cash items, U.S. government securities, securities of other registered investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of such Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other registered investment companies) of any one issuer, or in two or more issuers that a Fund controls and that are engaged in the same or similar trades or businesses.


     If a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the portion of its net investment income (i.e., it investment company taxable income, as that term is defined in the Internal Revenue Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provides that it distributes at least 90% of its net investment income for the taxable year. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the distribution requirement.

     If for any taxable year a Fund does not qualify for tax treatment as a regulated investment compay, all of such Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to such Fund's shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of such Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on registered investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to such Fund, such as investments in obligations that have original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if such Fund elects to accrue market discount on a current basis. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to dispose of other securities to be able to make distributions to its investors.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, option and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contracts, options or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment compay.

     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains.

     Each Fund's net capital gain will be taxable to each Fund's shareholders as long-term capital gain, regardless of how long a shareholder has held such Fund's shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of such Fund's taxable year.

     Distributions of a Fund's net investment income will be taxable to such Fund's shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution that will nevertheless be taxable to them.


     Gain or loss, if any, on the sale or other disposition of shares of a Fund will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Currently, the maximum federal income tax rate imposed on individuals with respect to long-term capital gain is 20%. The maximum federal income tax rate imposed on individuals with respect to short-term capital gain (that is taxed at the same rates as ordinary income) is 39.6%.


     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross redemption proceeds paid to its shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to such Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


     A portion of the dividends of net investment income received by corporate shareholders from a Fund may qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date that is 45 days before the date on which such shares become ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock)) or
(3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Internal Revenue Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Internal Revenue Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (1) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or
(2) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.


     If a Fund purchases shares in "passive foreign investment companies", the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund with respect to deferred taxes arising from the distribution or gains. If a Fund were to invest in a passive foreign investment company and (if the Fund received the necessary information available from the passive foreign investment company, that may be difficult to obtain) elected to treat the passive foreign investment company as a "qualified electing fund" under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gain of the passive foreign investment company, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a passive foreign investment company; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirements to avoid corporate level taxes and the 4% excise tax.


                                PERFORMANCE DATA

     From time to time, each Fund may quote total return information, and the High Income Bond Fund may quote yield information, for one or more classes of its shares in advertisements or in reports and other communications to shareholders and compare total return and yield on one or more classes of its shares to that of other funds or accounts with a similar objective and to relevant indices. Total return for the High Income Bond Fund and the Europe Equity Fund will include the performance of a corresponding limited partnership that was the predecessor entity to each Fund.

Average Annual Total Return

     Under the rules of the SEC, funds advertising performance must include "average annual total return" figures computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1 + T)n = ERV

Where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years

     ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The following tables sets forth the average annual return for the Funds for the one and five year periods and since inception:


                                                     Annual Return         Average Annual Return for        Average
                                                for the One Year Period      the Five Year Period        Annual Return
Fund and Class                                  Ending December 31, 1998    Ending December 31, 1998     Since Inception*
--------------                                  ------------------------    ------------------------     ---------------
Lipper U.S. Equity Fund
     Premier Shares                                     11.35%                          N/A                 16.56%
     Retail Shares                                      11.15%                          N/A                 16.42%
     Group Retirement Plan Shares                       11.16%                          N/A                 16.43%
Prime Lipper Europe Equity Fund**
     Premier Shares                                     32.29%                        18.30%                15.21%
     Retail Shares                                      31.96%                        18.14%                15.10%
     Group Retirement Plan Shares                       32.08%                        18.17%                15.12%
Lipper High Income Bond Fund**
     Premier Shares                                      3.61%                         8.01%                 9.37%
     Retail Shares                                       3.36%                         7.87%                 9.27%
     Group Retirement Plan Shares                        3.37%                         7.86%                 9.27%


----------

* Inception dates for the U.S. Equity Fund are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail and Group Retirement Plan Shares. Inception dates for the Europe Equity Fund, as a mutual fund, are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Europe Equity Fund's predecessor partnership had an inception date of January 13, 1992. Inception dates for the High Income Bond Fund, as a mutual fund, are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The High Income Bond Fund's predecessor partnership had an inception date of February 1, 1992.

** Average Annual Return for the Five Year Period Ending December 31, 1998 and Average Annual Return Since Inception reflects the performance of the Funds' predecessor partnerships for periods prior to April 1, 1996. On April 1, 1996, the assets of the Fund's predecessor partnerships were transferred to the Funds and the limited partnership interests of the Funds' predecessor partnerships were exchanged for the Funds' Premier Shares. The investment policies, objectives, guidelines and restrictions of the Funds are in all material respects equivalent to those of their predecessor partnerships. As mutual funds registered under the Investment Company Act, these Funds are subject to certain restrictions under the Act and the Internal Revenue Code to which their predecessor partnerships were not subject. Had the Funds' predecessor partnerships been registered under the Act and subject to the provisions of the Act and the Code, their investment performance may have been adversely affected.

Aggregate Total Return

     "Aggregate total return" figures represent the cumulative change in the value of an investment in a class of a Fund's shares for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                    P

Where:

     P    = a hypothetical initial payment of $10,000.

     ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The following tables sets forth the aggregate total return for the Funds for the for a five year period and since inception:

                                               Aggregate Total Return for
                                                the Five Year Period          Aggregate Total
                                               Ending December 31, 1998     Return Since Inception*
Fund and Class                                 ---------------------------  ----------------------
--------------
Lipper U.S. Equity Fund
     Premier Shares                                      N/A                      58.70%
     Retail Shares                                       N/A                      57.66%
     Group Retirement Plan Shares                        N/A                      57.72%

Prime Lipper Europe Equity Fund**
     Premier Shares                                   131.88%                    169.73%
     Retail Shares                                    130.37%                    167.97%
     Group Retirement Plan Shares                     130.63%                    168.28%

Lipper High Income Bond Fund**
     Premier Shares                                    47.06%                     85.94%
     Retail Shares                                     43.13%                     84.77%
     Group Retirement Plan Shares                      46.06%                     84.68%

Thirty Day Yield


----------

* Inception dates for the U.S. Equity Fund are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail and Group Retirement Plan Shares. Inception dates for the Europe Equity Fund, as a mutual fund, are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Europe Equity Fund's predecessor partnership had an inception date of January 13, 1992. Inception dates for the High Income Bond Fund, as a mutual fund, are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The High Income Bond Fund's predecessor partnership had an inception date of February 1, 1992.


** Aggregate Total Return for the Five Year Period Ending December 31, 1998 and Aggregate Total Return Since Inception reflects the performance of the Funds' predecessor partnerships for periods prior to April 1, 1996. On April 1, 1996, the assets of the Funds' predecessor partnership were transferred to the Funds and the limited partnership interests of the Funds' predecessor partnerships were exchanged for the Funds' Premier Shares. The investment policies, objectives, guidelines and restrictions of the Funds are in all material respects equivalent to the Funds' predecessor partnerships. As mutual funds registered under the Investment Company Act, the Funds are subject to certain restrictions under the Act and the Internal Revenue Code to which their predecessor partnerships were not subject. Had the Funds' predecessor partnerships been registered under the Act and subject to the provisions of the Act and the Code, their investment performance may have been adversely affected.

Thirty Day Yield

     The High Income Bond Fund may advertise the yield on one or more classes of its shares based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b)/CD+1)6-1]

Where:

          a    = dividends and interest earned during the period

          b    = expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the High Income Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the High Income Bond Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The thirty-day yield of the High Income Bond Fund as of December 31, 1998 was 6.88% for the Premier Shares, 6.63% for the Retail Shares and 6.62% for the Group Retirement Plan Shares.

Other Information Concerning Performance Data

     Each Fund may also from time to time include in advertisements a total return figure that is not calculated according to the formulas set forth above. Any such figure, and any quotation of the High Income Bond Fund's performance stated in terms of yield (whether or not based on a 30-day period), will be given no greater prominence than the information prescribed under SEC rules.

     Each Fund's performance will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses. Consequently, any given performance quotations should not be considered representative of the performance of any class of a Fund's shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in a Fund's shares with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions.

     Each Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment. Each Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including materials that
describe   general   principles   of  investing,   such  as  asset   allocation,
diversification, risk tolerance and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in relevant articles appearing in newspapers or periodicals, shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' Advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes. Each Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communications may include symbols, headlines or other materials that highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Funds' Advisers. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products and services.

     Charts and graphs using net asset value, adjusted NAVs and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     Each Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, each Fund may compare these measures to those of other mutual funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. Each Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, that may produce superior after-tax returns over time.


     Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements   and  sales  materials  relating  to  a  Fund  may  include information regarding the background, experience and expertise of the Advisers and/or portfolio managers for each Fund.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated in reliance on the report of the Company's independent accountant, given on the authority of that firm as experts in auditing and accounting

                                     COUNSEL

     Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017-3954, serves as counsel to the Company. Piper & Marbury L.L.P., 36 South Charles Street Baltimore, Maryland 21201-3018, passed upon the validity of the Company's shares under Maryland law.

                              FINANCIAL STATEMENTS


     The financial highlights for each of the Funds for the year ended December 31, 1998 are set forth in the Prospectuses. The financial statements for each of the Funds for the year ended December 31, 1998, that appear in each Fund's 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Fund's independent accountants, also appearing therein, that were previously filed electronically with the SEC, are incorporated herein by reference.

                                                                        APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS

     A description of the rating policies of Moody's Investor Services Corp. and Standard & Poor's with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings


     Aaa -- Bonds rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

     A -- Bonds rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.


     Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds rated "Ca" represent obligations that are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group Corporate Bond Ratings

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

     A -- Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C -- Bonds rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- Bonds rated "CI" are income bonds on which no interest is being paid.

     D -- Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

     Prime-1 -- Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 -- Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Prime-3 -- Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                             THE LIPPER FUNDS, INC.

                            PART C. OTHER INFORMATION


Item 22.  Financial Statements

(a)     Registration Statement.

        (1) Financial Highlights for the year ended December 31, 1998 and previous years.

(b)     Annual Report.

        Included in Part B of the Registration Statement*:

        (i)     Statement of Assets and Liabilities dated December 31, 1998.


        (ii)    Independent Accountants' Reports dated February 22, 1999.



        (iii) Portfolio of Investments for the High Income Bond Fund dated December 31, 1998.*

        (iv) Portfolio of Investments for the U.S. Equity Fund dated December 31, 1998.*

        (v) Portfolio of Investments for the Europe Equity Fund dated December 31, 1998.*

        (vi) Statement of Assets and Liabilities for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund dated December 31, 1998.*

        (vii) Statement of Operations for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the period ended December 31, 1998.*

        (viii) Statement of Changes in Net Assets for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996.*


          * Incorporated by reference to the Annual Reports of the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the year ended December 31, 1998 filed on March 2, 1999 (Accession No. 0000950110-99-000275).


Item 23. Exhibits:

(a)     Articles of Incorporation.

        (1) Registrant's Amended and Restated Articles of Incorporation.**

(b)     By-Laws.


        (1) Registrant's Amended and Restated By-Laws.*


(c)     Instruments Defining Rights of Security Holders.

        (1) Form of Stock Certificate for Premier Shares of common stock.*

        (2) Form of Stock Certificate for Retail Shares of common stock.*

        (3) Form of Stock Certificate for Group Retirement Plan Shares of common stock.*

The rights of security holders of the Registrant are further defined in the following sections of the Registrant's By-Laws and Declaration:

        a. By-Laws.
           See Article I and Article V.

        b. Declaration.
           See Article V.

(d)     Investment Advisory Contracts.

        (1) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the High Income Bond Fund.***

        (2) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the U.S. Equity Fund.***


        (3) Investment Advisory Agreement between Registrant and Prime Lipper Asset Management relating to the Europe Equity Fund.*


(e)     Underwriting Contracts.


        (1) Distribution Agreement between Registrant and Lipper & Company, L.P.***


(f)     Bonus or Profit Sharing contracts.

            None.

(g)     Custodian Agreements.


        (1) Global Custody Agreement between Registrant and The Chase Manhattan Bank.***


(h)     Other Material Contracts.


        (1) Administration Agreement between Registrant and Chase Global Funds Services Company.***


(i)     Legal Opinion.

        (1) Opinion and Consent of Piper & Marbury.*

(j)     Other Opinions.


        (1) Consent of Independent Accountants (filed herewith).


(k)     Omitted Financial Statements.

            None.

(l)     Initial Capital Agreements.


        (1) Purchase Agreement among Registrant, Lipper & Company, L.L.C. and Prime Lipper Asset Management.***


(m)     Rule 12-b-1 Plan.


        (1) Retail Distribution Plan.***

        (2) Form of Group Retirement Servicing Plan.***


(n)     Financial Data Schedule.


        (1) Financial Data Schedules.***


(o)     Rule 18f-3 Plan.


        (1) Multiclass Plan.***


(p)     Power of Attorney.

        (1) Powers of Attorney for Kenneth Lipper, Abraham Biderman and Stanley Brezenoff.**

        (2) Power of Attorney for Irwin Russell.*


        (3) Power of Attorney for Martin Maltz.***




        * Incorporated by reference to Registration Statement filed on March 25, 1998.

        ** Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement filed on December 29, 1995.

       *** Incorporated by reference to Registration Statement filed on February 26, 1998.

Item 24.       Persons Controlled by or under Common Control with the Registrant

               Kenneth Lipper may be deemed to control The Lipper Funds, Inc., Lipper & Company, L.L.C., Prime Lipper Asset Management, Lipper & Company, L.P. and affiliates thereof. Accordingly, these entities may be deemed to be under common control with The Lipper Funds, Inc.



Item 25.       Indemnification

               Reference is made to Article VII of Registrant's Articles of Incorporation, Article IV of Registrant's By-laws, and subsections 4.1 and 4.2 of the Distribution Agreement between the Registrant and Lipper & Company, L.P.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of the Investment Advisers

               Reference is made to the Sections entitled "Management" in the Prospectuses and the Statement of Additional Information.

               The list required by this Item 26 of officers and directors of Lipper & Company, L.L.C., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules C and D to Form ADV filed by Lipper & Company, L.L.C. pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-50666).

               The list required by this Item 26 of officers, directors and partners of Prime Lipper Asset Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules B and D to Form ADV filed by Prime Lipper Asset Management pursuant to the Advisers Act (SEC File No. 801-41430).

Item 27.       Principal Underwriters


        (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor: None.


        (b) The information required by this Item 29(b) with respect to each director, officer and partner of Lipper & Company, L.P. is incorporated by reference to the Form BD filed by Lipper & Company, L.P. pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-030161).


        (c)    Not applicable.


Item 28.       Location of Accounts and Records


               All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:


               Lipper & Company, L.L.C., 101 Park Avenue, New York, New York 10178;

               Prime Lipper Asset Management, 101 Park Avenue, New York, New York 10178 and Via Turati 9, Milan, Italy 20124;

               The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017;

               Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108


Item 29.       Management Services

               Not applicable.

Item 30.       Undertakings

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1999.


                                                   THE LIPPER FUNDS, INC.



                                                   By  /s/ Abraham Biderman
                                                       --------------------
                                                           Abraham Biderman
                                                           Director


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                                    Date


/s/ Kenneth Lipper         Director, Chairman of the Board        April 30, 1999
---------------------      (principal executive officer),
Kenneth Lipper             and President


/s/ Abraham Biderman       Director, Executive Vice               April 30, 1999
---------------------      President,Treasurer (principal
Abraham Biderman           financial and accounting officer)
                           and Secretary



      *                    Director                               April 30, 1999
---------------------
Stanley Brezenoff



      *                    Director                               April 30, 1999
---------------------
Martin Maltz



      *                    Director                               April 30, 1999
---------------------
Irwin E. Russell

*By: /s/ Abraham Biderman
     --------------------
         Abraham Biderman
         Attorney-in-Fact